         ANNUAL REPORT DECEMBER 31, 1998


         NO-LOAD GLOBAL INVESTING

         ASIA BLUE CHIP FUND

         ASIA SMALL CAP FUND

         CHINA & HONG KONG FUND

         MAINLAND CHINA FUND

         NEW EUROPE FUND

         WIRED -REGISTERED TRADEMARK- INDEX FUND

         GLOBAL GOVERNMENT BOND FUND


GUINNESS FLIGHT

GLOBAL ASSET MANAGEMENT

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
             GUINNESS FLIGHT WIRED-REGISTERED TRADEMARK- INDEX FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

Dear Guinness Flight Shareholder:

    We are pleased to provide this annual report for the Guinness Flight Investment Funds for the year ending December 31, 1998. In many ways, this was a year of transition and change for the Funds as well as for Guinness Flight.

    The economies of Asia, which continued to suffer during the first half of the year, began to show signs of recovery in the second half. This incipient recovery began to have a positive effect on our Asian-oriented funds particularly in the fourth quarter. As the year ended the Asian economies continued to transition from recession to recovery. As you will see in the accompanying letters for each of these Funds, we are optimistic about the prospects for continued recovery in the region and in these markets.

    The Global Government Bond Fund enjoyed an exceptional year. For the period, this Fund quietly produced a 12-month return of 17.89%, placing it in the 97th percentile for total return in its Morningstar category for the same period.(1)

    In 1998, we added to the Guinness Flight fund family with the launch of the New Europe Fund and the Wired-Registered Trademark- Index Fund in the fourth quarter. These two additions not only broaden our range of Funds, they also increase opportunities for you to participate in the future.

    Longtime shareholders are familiar with our belief that Asia, particularly China, is transforming itself as it moves to compete in a hyper-competitive global economy. The same need to compete is causing companies, countries and, in the case Europe, an entire European continent to reinvent itself. The recent additions to the Guinness Flight Fund range provide you with more opportunities to participate in long-term trends and meaningful economic shifts that are shaping a dramatically different future.

    The New Europe Fund offers investors a way to participate in the reinvention of Europe as this continent transforms itself from old to new. European countries are joining together, laying the groundwork to compete as a major force in an increasingly competitive global economy.

------------------------------

(1)The Fund finished 6th out of 202 funds in Morningstar's International Bond Fund Category, based on total return for the one-year period ended December 31, 1998.

    The Wired-Registered Trademark- Index Fund, which embodies the New Economy, provides an opportunity to capitalize on the transition from an industrial economy to an information economy by investing in companies that take to heart core new economy concepts such as the use of technology, networks, communication and innovation.

    Internally, the Guinness Flight organization also underwent a transition in 1998. Guinness Flight Investment Management Limited is now part of a much larger global organization. In the fall, we underwent a merger that combined Guinness Flight with Investec Asset Management and resulted in Investec Guinness Flight, a global investment manager with offices in London, South Africa, Hong Kong and the U.S. Your investment adviser, Guinness Flight Investment Management Ltd., is a subsidiary of Investec Guinness Flight, which has nearly $20 billion in assets under management around the globe. For you, this transaction means more breadth and depth to the portfolio manager lineup and more resources to help us service you the way you deserve.

    We know that in today's fast-paced world keeping up to speed with your investments can be difficult; that's why we provide frequent updates, market commentaries, and fund allocations at gffunds.com. If you have not been to the site lately, please take a moment to visit WWW.GFFUNDS.COM. We are busy shaping it into an exciting, informative and interactive resource for our shareholders.

    Inside this report, you will find commentary about each Fund from the portfolio managers as well as detailed portfolio breakdowns and financial information for each Fund.

    As always, we appreciate your long-term commitment to and participation with the Guinness Flight Funds. We invite you to contact us if we can answer any questions.

Sincerely,

       [SIGNATURE]

James J. Atkinson, Jr.
President

PAST PERFORMANCE THAT IS PROVIDED THROUGHOUT THIS REPORT IS NOT INDICATIVE OF FUTURE RETURNS. SHARE PRICE AND RETURNS FLUCTUATE AND YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE REDEEMED. FIRST FUND DISTRIBUTORS, INC. OF PHOENIX, ARIZONA 85018, DISTRIBUTES THE GUINNESS FLIGHT INVESTMENT FUNDS.

WIRED-REGISTERED TRADEMARK- IS A REGISTERED TRADEMARK, AND WIRED INDEX-TM- A SERVICE MARK, OF ADVANCE MAGAZINE PUBLISHERS INC., AND ARE USED WITH PERMISSION OF ADVANCE MAGAZINE PUBLISHERS, INC. ADVANCE MAGAZINE PUBLISHERS, INC. MAKES NO WARRANTY, EXPRESS OR IMPLIED, INCLUDING NO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE, TO ANY PERSON OR ENTITY AS TO THE RESULTS TO BE OBTAINED FROM OR ANY DATA INCLUDED IN, OR ANY OTHER MATTERS CONCERNING, THE WIRED INDEX OR THE TRADEMARKS.

GUINNESS FLIGHT ASIA BLUE CHIP FUND

THE BACKDROP

    1998 was a year of extreme economic crisis for Asia with conditions in financial markets as bad as at any time since World War II. The crisis had started the previous spring with the devaluation of the Thai Baht and the subsequent banking/property crisis. Causes of the crisis, which by the start of 1998 had spread to most of the region, included overvalued currencies, widespread borrowing by Asian corporates in unhedged U.S. Dollars from undercapitalized banks, cronyism and a general lack of concern about shareholder value. After a brief respite in the spring, partly in relief that a Korean default had been avoided, the crisis resumed.

    At its height, the crisis brought down the Suharto government in Indonesia amid widespread civil unrest and resulted in the Malaysian authorities introducing currency controls. An important contributory factor has been the continuing failure of the Japanese economy to respond to repeated but half-hearted measures to stimulate demand. In autumn, fears that severe deflationary conditions in Asia might infect the world economy prompted the U.S. Federal Reserve to cut interest rates. This proved to be a turning point and soon interest rates in Asia were falling sharply. This in turn generated a strong recovery in equity prices with banks, properties and other interest-rate-sensitive stocks leading the rally.

THE FUND

    As the year progressed and the extent of the crisis and its attendant risks became evident, we reduced the Asia Blue Chip Fund's exposure to the banking and property sectors, which were at the heart of the crisis in all markets. Exposure to these sectors was not eliminated entirely though. For instance, we held United Overseas Bank in Singapore, which correctly anticipated the coming crisis and was positioned well when it broke. Its limited exposure was recognized by the market and rewarded by a strong share price performance. During the crisis, we maintained a defensive portfolio with overweighted positions in utilities such as CLP and Hong Kong Electric, Manila Electric and Hong Kong and China Gas. We also favored telecom stocks such as Singapore Telecom, Hong Kong Telecom, Philippine Long Distance Telephone and China Telecom. As interest rates fell in the last quarter of the year, we partially reversed this policy by modestly increasing the interest-rate-sensitive element in the portfolio, although at year-end the Fund was still relatively conservatively positioned. Through the end of the year, the markets in which this Fund invests, as measured by the Morgan Stanley Asia Free ex-Japan Index, were collectively down by 10.28%. The performance of the Fund was closely in line with this with a total return of -11.78% for the year.

THE OUTLOOK

    We believe that Asian markets are well supported at present levels by the current low interest rate environment. Any pick up in economic growth should lead to further market strength in selected markets as earnings expectations improve. However, realistically one must recognize the dangers that remain. In particular it is vital that both the U.S. economy and its stock market remain in their present robust condition. Structural reform across Asia is critical, and in some cases (reform of the foreclosure/bankruptcy laws in Thailand for instance) progress remains agonizingly slow. Also, the fragile state of the Japanese economy represents a source of potential grief for Asia, as indeed it does for the rest of the world. We remain convinced though that for the genuine long-term investor Asia continues to offer as rewarding a future as ever.

-- Richard Farrell, Robert Conlon & Agnes Chow

                              ASIA BLUE CHIP FUND
--------------------------------------------------------------------------------
                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------
                            KEY PORTFOLIO STATISTICS
                                 AS OF 12/31/98

# of Holdings in the
 Portfolio:                            42
Portfolio Turnover:                77.62%
% of Stocks in Top 10:             44.04%

                                 FUND MANAGERS:
                                Richard Farrell,
                           Robert Conlon, Agnes Chow

           TOP 10 HOLDINGS (%)
 ---------------------------------------
United Overseas Bank                9.82%
Cheung Kong                         5.50%
Hutchison Whampoa                   4.50%
Mahanagar Tele Nigam                4.47%
Singapore Airlines Ltd.             4.20%
Hang Seng Bank                      3.36%
Johnson Electric Hldgs.             3.27%
Manila Electric                     3.07%
Dairy Farm Intl. Hldgs.             2.93%
Singapore Telecom                   2.92%
            TOP 5 SECTORS (%)
 ---------------------------------------
Banking                            19.78%
Telecom.                           15.28%
Electronics                         9.92%
Real Estate                         8.35%
Wholesale                           7.43%
           TOP 5 COUNTRIES (%)
 ---------------------------------------
Hong Kong                          36.38%
Singapore                          26.11%
Taiwan                              9.12%
Philippines                         7.44%
Malaysia                            6.90%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
                     ASIA BLUE CHIP FUND AND THE MSCI ASIA FREE EX-JAPAN INDEX

                                                                                                       Guinnness Flight Asia
                                                                                                              Blue Chip Fund
4/29/96*                                                                                                             $10,000
6/30/96                                                                                                               $9,904
9/30/96                                                                                                               $9,840
12/31/96                                                                                                             $10,384
3/31/97                                                                                                               $9,880
6/30/97                                                                                                              $10,411
9/30/97                                                                                                               $8,697
12/31/97                                                                                                              $6,471
3/31/98                                                                                                               $6,759
6/30/98                                                                                                               $4,951
9/30/98                                                                                                               $4,661
12/31/98                                                                                                              $5,709
* Inception date.
Average Annual Total Return
One Year                                                                                                     Since Inception
-11.78%                                                                                                              -18.91%
Past performance is not predictive of future performance

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
                     ASIA BLUE CHIP FUND AND THE MSCI ASIA FREE EX-JAPAN INDEX
                                                                                                        MSCI Asia Free
                                                                                                        Ex-Japan Index
4/29/96*                                                                                                       $10,000
6/30/96                                                                                                         $9,706
9/30/96                                                                                                         $9,372
12/31/96                                                                                                        $9,564
3/31/97                                                                                                         $9,247
6/30/97                                                                                                         $9,815
9/30/97                                                                                                         $8,064
12/31/97                                                                                                        $5,591
3/31/98                                                                                                         $6,065
6/30/98                                                                                                         $4,126
9/30/98                                                                                                         $3,753
12/31/98                                                                                                        $5,017
* Inception date.
Average Annual Total Return
One Year
-11.78%
Past performance is not predictive of future performance

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

DECEMBER 31, 1998

-------------------------------------------------------------------------------------

SHARES       COMMON STOCKS: 93.03%                                              VALUE
-------------------------------------------------------------------------------------
             HONG KONG: 36.38%
   350,000   CDL Hotel International...................................  $     89,899
    60,000   Cheung Kong...............................................       431,747
   101,000   China Telecom.............................................       174,686
    40,000   CLP Holdings Ltd..........................................       199,288
    29,500   Hang Seng Bank............................................       263,678
    83,000   Hong Kong & China Gas.....................................       105,523
     7,500   Hong Kong & China Gas Rts.................................           494
    75,000   Hong Kong Electric........................................       227,490
     6,800   HSBC Holdings Plc.........................................       169,394
    50,000   Hutchison Whampoa.........................................       353,335
   150,000   Hysan Development Company.................................       223,618
   100,000   Johnson Electric Holdings.................................       256,854
    64,500   Smartone Telecommunications...............................       178,991
    70,000   Television Broadcasts Ltd.................................       180,701
                                                                         ------------
             Total Hong Kong...........................................     2,855,698
                                                                         ------------
             INDIA: 4.47%
    30,000   Mahanagar Tele Nigam GDR..................................       351,000
                                                                         ------------
             INDONESIA: 0.01%
     1,837   Bank International Indonesia Wts..........................            15
                                                                         ------------
             MALAYSIA: 6.90%
   100,000   Golden Hope Plantations Berhad............................        92,760
   120,000   Kumpulan Guthrie Berhad...................................        66,516
    80,000   Malaysian International Shipping Corp.....................        90,498
    80,000   Petronas Gas Berhad.......................................       155,656
     1,000   RHB Sakura Merchant Bankers...............................           403
    60,000   Systems Telekom Malaysia..................................       135,747
                                                                         ------------
             Total Malaysia............................................       541,580
                                                                         ------------
             PHILIPPINES: 7.44%
   100,000   Bank of Philippine Islands................................       212,082
    75,000   Manila Electric Class B...................................       241,002
       127   Metropolitan Bank & Trust.................................           914
     5,000   Philippine Long Distance Telephone ADR....................       129,688
                                                                         ------------
             Total Philippines.........................................       583,686
                                                                         ------------

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

DECEMBER 31, 1998 CONTINUED

-------------------------------------------------------------------------------------

SHARES                                                                          VALUE
-------------------------------------------------------------------------------------
             SINGAPORE: 26.11%
   200,000   Dairy Farm International Holdings.........................  $    230,000
    15,000   Development Bank of Singapore - Foreign...................       135,373
    71,750   Keppel Corp. Ltd..........................................       192,087
    45,000   Singapore Airlines Ltd - Foreign..........................       329,800
    15,000   Singapore Press Holdings..................................       163,537
   150,000   Singapore Telecom Ltd.....................................       228,952
   120,000   United Overseas Bank - Foreign............................       770,442
                                                                         ------------
             Total Singapore...........................................     2,050,191
                                                                         ------------
             SOUTH KOREA: 1.70%
     3,447   Samsung Electronics GDR...................................       133,571
                                                                         ------------
             TAIWAN: 9.12%
     8,882   China Steel Corp. GDR.....................................       108,360
    17,600   Fubon Insurance Co. GDR...................................       184,360
     7,968   President Enterprise GDR..................................        70,716
    13,600   Siliconware Precision GDR.................................       147,220
    14,500   Taiwan Semiconductor ADR..................................       205,719
                                                                         ------------
             Total Taiwan..............................................       716,375
                                                                         ------------
             THAILAND: 0.90%
    10,000   PTT Exploration & Production - Foreign....................        70,425
                                                                         ------------
             TOTAL COMMON STOCKS: 93.03%
               (Identified Cost $6,957,786)............................     7,302,541
                                                                         ------------

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

DECEMBER 31, 1998 CONTINUED

-------------------------------------------------------------------------------------

PAR VALUE    CORPORATE BONDS: 2.79%                                             VALUE
-------------------------------------------------------------------------------------
 $ 100,000   Formosa Chemical & Fiber                                    $    111,750
               1.75% due 07/19/01......................................
   100,000   Nan Ya Plastics                                                  106,687
               1.75% due 07/19/01......................................
                                                                         ------------
             TOTAL CORPORATE BONDS
               (Identified Cost $248,706): 2.79%.......................       218,437
                                                                         ------------
             TOTAL INVESTMENTS IN SECURITIES: 95.82%
               (Identified Cost $7,206,492+)...........................     7,520,978
                                                                         ------------
             OTHER ASSETS LESS LIABILITIES: 4.18%......................       328,450
                                                                         ------------
             NET ASSETS: 100.00%.......................................  $  7,849,428
                                                                         ------------
                                                                         ------------

* Non-income producing security.
+ Cost for federal tax purposes is the same.
Net unrealized appreciation consists of:
    Gross unrealized appreciation..................  $   733,480
    Gross unrealized depreciation..................     (418,994)
                                                     -----------
                                                     $   314,486
                                                     -----------
                                                     -----------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY (UNAUDITED)

DECEMBER 31, 1998

-------------------------------------------------------------------------------------

                                                                             % OF
INDUSTRY                                                                  NET ASSETS
-------------------------------------------------------------------------------------

Agriculture.............................................................        1.17%
Airline.................................................................        4.20
Banking.................................................................       19.78
Chemical................................................................        2.78
Diversified Operations..................................................        3.39
Electronics.............................................................        9.92
Electric Power..........................................................        5.52
Food & Beverage.........................................................        0.90
Hotels..................................................................        1.15
Insurance...............................................................        2.35
Manufacturing...........................................................        3.83
Media...................................................................        4.39
Oil/Petroleum Refining..................................................        0.90
Real Estate.............................................................        8.35
Telecommunications......................................................       15.28
Transportation..........................................................        1.15
Utilities...............................................................        3.33
Wholesale...............................................................        7.43
                                                                          -----------
TOTAL INVESTMENTS IN SECURITIES.........................................       95.82
OTHER ASSETS LESS LIABILITIES...........................................        4.18
                                                                          -----------
NET ASSETS..............................................................      100.00%
                                                                          -----------
                                                                          -----------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1998
------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $7,206,492).................  $  7,520,978
Cash..................................................................       370,328
Receivables:
    Fund shares sold..................................................        17,231
    Dividends and interest............................................         6,356
Deferred organization costs, net......................................         4,065
                                                                        ------------
    Total assets......................................................     7,918,958
                                                                        ------------

LIABILITIES
Payables for fund shares redeemed.....................................        14,268
Due to Advisor (Note 3)...............................................        26,994
Accrued expenses......................................................        28,268
                                                                        ------------
    Total liabilities.................................................        69,530
                                                                        ------------
NET ASSETS                                                              $  7,849,428
                                                                        ------------
                                                                        ------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($7,849,428/1,108,198 shares outstanding; unlimited
    number of shares authorized without par value)....................         $7.08
                                                                               -----
                                                                               -----
SOURCE OF NET ASSETS
    Paid-in capital...................................................  $ 11,396,548
    Undistributed net investment income...............................        26,747
    Cumulative undistributed net realized loss on investments.........    (3,888,358)
    Net unrealized appreciation on:
        Investments...................................................       314,486
        Foreign Currency..............................................             5
                                                                        ------------
            NET ASSETS................................................  $  7,849,428
                                                                        ------------
                                                                        ------------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

STATEMENT OF OPERATIONS

------------------------------------------------------------------------------------
                                                                     FOR THE YEAR
                                                                        ENDED
                                                                  DECEMBER 31, 1998
------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends (net of foreign taxes withheld $14,833)...............     $    172,659
Interest........................................................           30,706
                                                                  ------------------
    Total investment income.....................................          203,365
                                                                  ------------------

EXPENSES
Advisory fees (Note 3)..........................................           72,318
Administration fees (Note 3)....................................           18,079
Custodian.......................................................           26,781
Accounting......................................................           48,929
Transfer agent fees.............................................           35,107
Audit fees......................................................           24,588
Legal fees......................................................            6,732
Insurance.......................................................              914
Trustees' fees..................................................           15,468
Registration fees...............................................           21,001
Reports to shareholders.........................................            4,444
Deferred organization costs amortization........................            1,748
Miscellaneous...................................................              653
                                                                  ------------------
    Total expenses..............................................          276,762
    Interest on loans...........................................              279
    Commitment fee on credit line...............................            1,150
    Less: Expenses reimbursed (Note 3)..........................         (140,722)
                                                                  ------------------
    Net expenses................................................          137,469
                                                                  ------------------
        NET INVESTMENT INCOME...................................           65,896
                                                                  ------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investments..............................       (3,308,917)
Net realized loss from foreign currency.........................          (19,626)
Net change in unrealized (depreciation) appreciation on:
    Investments.................................................        1,956,562
    Foreign currency............................................             (179)
                                                                  ------------------
    Net Realized and Unrealized Loss on Investments.............       (1,372,160)
                                                                  ------------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....     $ (1,306,264)
                                                                  ------------------
                                                                  ------------------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------
                                                FOR THE YEAR        FOR THE YEAR
                                                   ENDED               ENDED
                                             DECEMBER 31, 1998   DECEMBER 31, 1997
-----------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS
Net investment income......................     $     65,896        $     14,862
Net realized loss from investments.........       (3,308,917)           (548,153)
Net realized loss on foreign currency......          (19,626)            (11,995)
Net change in unrealized (depreciation)
  appreciation on:
    Investments............................        1,956,562          (1,809,229)
    Foreign currency.......................             (179)                255
                                             ------------------  ------------------
    NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS......................       (1,306,264)         (2,354,260)
                                             ------------------  ------------------

DISTRIBUTIONS TO SHAREHOLDERS
Dividends paid from net investment income..          (49,669)             (5,180)
Dividends paid from realized gains.........               --              (1,407)
                                             ------------------  ------------------
    TOTAL DISTRIBUTIONS....................          (49,669)             (6,587)
                                             ------------------  ------------------

CAPITAL SHARE TRANSACTIONS.................
Proceeds from shares sold..................       10,665,544          10,083,304
Net asset value of shares issued on
  reinvestment of distributions............           41,743               6,157
Cost of shares redeemed....................       (8,419,362)         (4,498,343)
                                             ------------------  ------------------
NET INCREASE FROM CAPITAL SHARE
  TRANSACTIONS.............................        2,287,925           5,591,118
                                             ------------------  ------------------
    TOTAL INCREASE IN NET ASSETS...........          931,992           3,230,271
                                             ------------------  ------------------

NET ASSETS
Beginning of period........................        6,917,436           3,687,165
                                             ------------------  ------------------
End of period (including undistributed net
  investment income of $26,747 and $10,520,
  respectively)............................     $  7,849,428        $  6,917,436
                                             ------------------  ------------------
                                             ------------------  ------------------

CHANGES IN SHARES
Shares sold................................        1,543,963             982,882
Shares reinvested from distributions.......            6,798                 474
Shares redeemed............................       (1,298,746)           (411,241)
                                             ------------------  ------------------
    Net Increase...........................     $    252,015        $    572,115
                                             ------------------  ------------------
                                             ------------------  ------------------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

-----------------------------------------------------------------------------------------------------------------
                                                                                                    APRIL 29,
                                                            FOR THE YEAR       FOR THE YEAR           1996*
                                                                ENDED              ENDED             THROUGH
                                                            DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                                1998               1997               1996
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....................     $      8.08        $     12.98        $     12.50
                                                                --------           --------           --------
Income from investment operations:
  Net investment income.................................            0.05               0.02                 --
  Net realized and unrealized gain (loss) on
    investments.........................................           (1.01)             (4.91)              0.48
                                                                --------           --------           --------
Total from investment operations........................           (0.96)             (4.89)              0.48
                                                                --------           --------           --------

Less distributions:
  Dividends from net investment income..................           (0.04)             (0.01)                --
  Distributions from taxable net realized gains.........              --                 --                 --
                                                                --------           --------           --------
Total distributions.....................................           (0.04)             (0.01)                --
                                                                --------           --------           --------
Net asset value, end of period..........................     $      7.08        $      8.08        $     12.98
                                                                --------           --------           --------
                                                                --------           --------           --------
Total return............................................          (11.78)%           (37.68)%             3.84 %++
Ratios/supplemental data:
Net assets, end of period (in thousands)................     $     7,849        $     6,917        $     3,687
Ratio of expenses to average net assets:
  Before expense reimbursement..........................            3.85 %             4.41 %             9.14 %+
  After expense reimbursement...........................            1.98 %             1.98 %             1.98 %+
Ratio of net investment income to average net assets:
  Before expense reimbursement..........................           (1.03)%            (2.16)%            (7.10)%+
  After expense reimbursement...........................            0.91 %             0.28 %             0.06 %+
Portfolio turnover rate.................................           77.62 %            34.69 %            10.97 %

BANK LOANS
Amount outstanding at end of period (in thousands)......              --                 --                n/a
Average amount of bank loans outstanding during the
 period (monthly average) (in thousands)................              --        $       121                n/a
Average number of shares outstanding during the period
 (monthly average) (in thousands).......................              --                479                n/a
Average amount of debt per share during the period......              --        $      0.25                n/a

*          Commencement of operations.
+          Annualized
++         Not Annualized

See accompanying notes to financial statements.

GUINNESS FLIGHT ASIA SMALL CAP FUND

THE BACKDROP

    The share prices of Asian smaller companies were significant laggards over the year, even as the region's stock markets started to recover. The primary catalyst behind the general turnaround was sharply lower Asian interest rates, which resulted in attention being paid to the two most obvious beneficiaries of lower interest rates: the property and banking sectors. Unfortunately for the Asia Small Cap Fund, the property and banking industries tend to be dominated by large companies. Hence the large capitalization indices rose sharply while interest in smaller companies was limited.

THE FUND

    The Asia Small Cap Fund invested in economically strong smaller companies; yet some of these went unrecognized by the markets in general due to the nature of small cap securities during a recession. In Singapore the small electronics stocks, which had outperformed during the summer months, significantly underperformed in the latter part of the year, despite the fact that utilization rates were much higher. The same story is true in Thailand where healthy small companies significantly underperformed the strong upward moves in Thai banks.

    Malaysia was the best performing of the ASEAN (Association of Southeast Asian Nations) markets in local currency terms over the fourth quarter, but the Fund's weighting to Malaysia has remained small because of the capital controls announced there on September 1. The Mainland China component of the Fund has continued to hinder the Fund's performance. The small cap banks in Hong Kong, which were added to the portfolio at the beginning of the fourth quarter, did particularly well although the overall Hong Kong component struggled against large company indices. The Taiwanese authorities have approved the Fund to invest in the Taiwanese market; but as interest has focused on the potential for an economic recovery in the ASEAN markets, the weighting in Taiwan has been kept deliberately low.

THE OUTLOOK

    Asian smaller companies have struggled against their blue-chip counterparts during the last few months. Investor interest has focused on increasing exposure to Asia through buying the very liquid blue-chip issues. However, the improving backdrop for Asian equities is positive for smaller companies, and we believe that eventually investor interest will return.

-- Robert Conlon & Agnes Chow

                              ASIA SMALL CAP FUND
--------------------------------------------------------------------------------
                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------
                            KEY PORTFOLIO STATISTICS
                                 AS OF 12/31/98

# of Holdings in the
 Portfolio:                            59
Portfolio Turnover:                48.95%
% of Stocks in Top 10:             36.03%

                                 FUND MANAGERS:
                                Robert Conlon &
                                   Agnes Chow

          TOP 10 HOLDINGS (%)
---------------------------------------
Wing Hang Bank                     4.79%
Dah Sing Financial                 4.59%
Natsteel Electronics Ltd.          4.04%
Elec & Eltek Intl. Ltd             3.88%
HKR International                  3.46%
NG Fung Hong Ltd.                  3.20%
Moulin Intl. Holding               3.07%
Varitronix Intl. Ltd.              3.03%
Venture Manufacturing              2.90%
Datacraft Asia Ltd.                2.87%
           TOP 5 SECTORS (%)
---------------------------------------
Electronics                       15.05%
Manufacturing                     10.74%
Banking                           10.44%
Food & Beverage                    9.58%
Consumer Related                   8.98%
          TOP 5 COUNTRIES (%)
---------------------------------------
Hong Kong                         42.93%
Singapore                         21.28%
China                             14.74%
Thailand                          11.98%
Malaysia                           5.28%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
                ASIA SMALL CAP FUND AND THE HSBC JAMES CAPEL SOUTHEAST ASIA SMALLER
                           COMPANIES INDEX (HSBC JAMES CAPEL SASC INDEX)

                                                                                                      Guiness Flight Asia
                                                                                                           Small Cap Fund
4/29/96*                                                                                                          $10,000
6/30/96                                                                                                            10,461
9/30/96                                                                                                            10,397
12/31/96                                                                                                           11,308
3/31/97                                                                                                            12,046
6/30/97                                                                                                            13,406
9/30/97                                                                                                            12,504
12/31/97                                                                                                            7,829
3/31/98                                                                                                             7,684
6/30/98                                                                                                             5,005
9/30/98                                                                                                             4,530
12/31/98                                                                                                            5,415
* Inception date.
Average Annual Total Return
One Year                                                                                                  Since Inception
-30.83%                                                                                                           -20.50%
Past performance is not predictive of future performance

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
                ASIA SMALL CAP FUND AND THE HSBC JAMES CAPEL SOUTHEAST ASIA SMALLER
                           COMPANIES INDEX (HSBC JAMES CAPEL SASC INDEX)
                                                                                                         HSBC James
                                                                                                         Capel SASC
                                                                                                              Index
4/29/96*                                                                                                    $10,000
6/30/96                                                                                                       9,530
9/30/96                                                                                                       9,467
12/31/96                                                                                                      9,720
3/31/97                                                                                                      10,336
6/30/97                                                                                                       9,999
9/30/97                                                                                                       7,820
12/31/97                                                                                                      4,464
3/31/98                                                                                                       5,116
6/30/98                                                                                                       3,280
9/30/98                                                                                                       2,921
12/31/98                                                                                                      3,822
* Inception date.
Average Annual Total Return
One Year
-30.83%
Past performance is not predictive of future performance

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

DECEMBER 31, 1998

-----------------------------------------------------------------------------------

SHARES        COMMON STOCKS: 99.55%                                           VALUE
-----------------------------------------------------------------------------------
              CHINA: 14.74%
   6,759,000  Anhui Expressway Co. Ltd - H.........................  $      793,883
   2,650,000  Beijing Datang Power.................................         795,246
     820,000  Dazhong Taxi*........................................         346,040
     750,000  First Tractor Co. - H................................         171,343
   1,366,000  Guangdong Kelon Elec Holdings - H....................       1,216,557
   2,292,400  Heilongjiang Electric Power Co.......................         733,568
   2,566,000  Qingling Motors Company Ltd. - H.....................         450,431
   1,527,540  Shangdong Chenming Paper Ind. - B....................         471,220
   1,500,000  Shanghai Zhenhua Port Mach. - B......................         531,000
   4,000,000  Shenzhen Expressway..................................         929,320
     883,300  Shenzhen Fangda Co. Ltd - B..........................         430,957
   1,980,000  Zhejiang Southeast Electric - B......................         415,800
                                                                     --------------
              Total China..........................................       7,285,365
                                                                     --------------
              HONG KONG: 42.93%
     828,000  ASM Pacific Technology...............................         360,692
   4,158,000  Cafe De Coral Holdings Ltd...........................       1,301,455
     925,000  Dah Sing Financial Holdings..........................       2,268,444
   2,528,000  Esprit Holdings Ltd..................................       1,093,087
   3,682,000  Four Seas Mercantile Holdings........................       1,283,159
   5,000,000  Glorious Sun Enterprises Ltd.........................         890,598
   2,800,000  HKR International Ltd................................       1,707,626
   1,700,000  Hung Hing Print Group................................         663,754
   2,306,000  Jiangsu Expressway Co................................         503,013
     240,000  Li & Fung Ltd........................................         497,186
   1,400,000  Lung Kee (Bermuda) Holdings..........................         162,631
  12,500,000  Moulin International Holdings........................       1,516,599
   1,764,000  NG Fung Hong Ltd.....................................       1,582,400
   3,392,000  Quality Healthcare Asia Ltd..........................         306,469
     800,000  Road King Infrastructure.............................         588,569
     650,000  Shui on Construction.................................         574,694
   7,508,000  Texwinca Holdings Ltd................................         562,063
     799,000  Varitronix International Ltd.........................       1,495,366
   2,562,500  Vitasoy International Holdings Ltd...................         934,362
     950,000  Wing Hang Bank.......................................       2,366,539
     200,000  Wongs International Warrants.........................             671

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

DECEMBER 31, 1998 CONTINUED

-----------------------------------------------------------------------------------

SHARES                                                                        VALUE
-----------------------------------------------------------------------------------
              HONG KONG: (CONTINUED)
   2,730,000  Zhejiang Expressway..................................  $      553,217
                                                                     --------------
              Total Hong Kong......................................      21,212,594
                                                                     --------------
              MALAYSIA: 5.28%
   2,000,000  Hap Seng Consolidated Berhad.........................       1,108,597
     500,000  Malakoff Berhad......................................       1,006,787
     750,000  PPB Oil Palms Berhad.................................         493,778
                                                                     --------------
              Total Malaysia.......................................       2,609,162
                                                                     --------------
              PHILIPPINES: 2.47%
   7,400,000  Cosmos Bottling Corp.................................         694,344
     350,000  Equitable Banking Corp...............................         526,350
                                                                     --------------
              Total Philipines.....................................       1,220,694
                                                                     --------------
              SINGAPORE: 21.28%
     585,000  Avimo Group Ltd......................................         917,717
     138,000  Clipsal Industries Ltd...............................         138,000
     800,000  Datacraft Asia Ltd...................................       1,416,000
     355,000  Elec & Eltek Intl. Co. Ltd...........................       1,917,000
   1,200,000  Flextech Holdings Ltd................................         541,490
     400,000  GP Batteries.........................................         852,816
   2,437,000  GPE Industries Ltd...................................         609,250
     784,000  Natsteel Electronics Ltd.............................       1,994,428
     524,449  Singapore Tech Engineering...........................         489,189
     375,000  Venture Manufacturing................................       1,430,951
     259,000  Wong's Circuits Holdings Ltd.........................         207,200
                                                                     --------------
              Total Singapore......................................      10,514,041
                                                                     --------------
              TAIWAN: 0.87%
     184,000  D-Link Corp..........................................         431,161
                                                                     --------------
              THAILAND: 11.98%
   1,450,000  Co-Generation Public*................................       1,116,919
     373,000  CTCI Corp............................................         534,842
     524,000  Eastern Water Resources..............................         526,162
     370,000  KCE Electronics*.....................................         814,305
   1,718,264  Mah Boon Krong Properties............................         992,670
   2,690,000  National Finance & Securities*.......................         851,032

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

DECEMBER 31, 1998 CONTINUED

-----------------------------------------------------------------------------------

SHARES                                                                        VALUE
-----------------------------------------------------------------------------------
              THAILAND: (CONTINUED)
     199,900  Pizza Co. Ltd. - Foreign.............................  $      670,916
      95,000  Thai Union Frozen Products...........................         415,543
                                                                     --------------
              Total Thailand.......................................       5,922,389
                                                                     --------------
              TOTAL INVESTMENTS IN SECURITIES
                (Identified Cost $59,671,029+): 99.55%.............      49,195,406
                                                                     --------------
              OTHER ASSETS LESS LIABILITIES: 0.45%.................         221,470
                                                                     --------------
              NET ASSETS: 100.00%..................................  $   49,416,876
                                                                     --------------
                                                                     --------------

* Non-income producing security.
+ Cost for federal tax purposes is the same.
Net unrealized depreciation consists of:
    Gross unrealized appreciation..................................  $ 4,589,960
    Gross unrealized depreciation..................................  (15,065,583)
                                                                     -----------
                                                                     $(10,475,623)
                                                                     -----------
                                                                     -----------

See accompaying notes to financial statements.

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY (UNAUDITED)

DECEMBER 31, 1998

-------------------------------------------------------------------------------------

                                                                             % OF
INDUSTRY                                                                  NET ASSETS
-------------------------------------------------------------------------------------

Agriculture.............................................................        3.04%
Automobile..............................................................        1.61
Banking.................................................................       10.44
Construction............................................................        5.00
Consumer Related........................................................        8.98
Electronics.............................................................       15.05
Electric Power..........................................................        2.33
Electric Utilities......................................................        3.87
Food and Beverage.......................................................        9.58
Manufacturing...........................................................       10.74
Materials...............................................................        2.30
Medical Products........................................................        0.62
Real Estate.............................................................        5.46
Retail..................................................................        6.21
Technology..............................................................        1.86
Telecommunications......................................................        2.87
Transportation..........................................................        4.93
Utilities...............................................................        1.06
Wholesale...............................................................        3.60
                                                                          -----------
TOTAL INVESTMENTS IN SECURITIES.........................................       99.55
OTHER ASSETS LESS LIABILITIES...........................................        0.45
                                                                          -----------
NET ASSETS..............................................................      100.00%
                                                                          -----------
                                                                          -----------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1998
------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $59,671,029)...............  $  49,195,406
Cash.................................................................         15,847
Receivables:
    Securities sold..................................................        913,588
    Dividends and interest...........................................         28,513
    Fund shares sold.................................................        376,847
Prepaid expenses.....................................................        103,530
Deferred organization costs, net.....................................          4,065
                                                                       -------------
    Total assets.....................................................     50,637,796
                                                                       -------------

LIABILITIES
Payables:
    Fund shares redeemed.............................................        282,260
    Unrealized loss on forward foreign currency contracts (Note 6)...          4,836
Bank loans (Note 5)..................................................        809,667
Due to Advisor (Note 3)..............................................         46,805
Accrued expenses.....................................................         77,352
                                                                       -------------
    Total liabilities................................................      1,220,920
                                                                       -------------
NET ASSETS...........................................................  $  49,416,876
                                                                       -------------
                                                                       -------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($49,416,876/7,348,159 shares outstanding; unlimited number of
    shares authorized without par value).............................          $6.73
                                                                               -----
                                                                               -----
SOURCE OF NET ASSETS
    Paid-in capital..................................................  $ 141,592,298
    Undistributed net investment income..............................              -
    Cumlative undistributed net realized loss on investments.........    (81,698,522)
    Net unrealized depreciation on:
        Investments..................................................    (10,475,623)
        Foreign currency.............................................         (1,277)
                                                                       -------------
            NET ASSETS...............................................  $  49,416,876
                                                                       -------------
                                                                       -------------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

STATEMENT OF OPERATIONS

------------------------------------------------------------------------------------
                                                                     FOR THE YEAR
                                                                        ENDED
                                                                  DECEMBER 31, 1998
------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends (net of foreign taxes withheld of $39,923)............    $    1,396,340
Interest........................................................           155,226
                                                                  ------------------
    Total Investment Income.....................................         1,551,566
                                                                  ------------------

EXPENSES
Advisory fees (Note 3)..........................................           549,616
Administration fees (Note 3)....................................           137,404
Custodian.......................................................           144,517
Accounting......................................................            49,999
Transfer agent fees.............................................           212,169
Audit fees......................................................            24,349
Legal fees......................................................            39,503
Insurance.......................................................            16,000
Trustees' fees..................................................            15,429
Registration fees...............................................            20,998
Reports to shareholders.........................................            41,214
Deferred organization costs amortization........................             1,748
Miscellaneous...................................................             1,466
                                                                  ------------------
    Total expenses..............................................         1,254,412
    Interest expense............................................             3,106
    Commitment fee on credit line...............................             8,654
    Less: Expenses reimbursed (Note 3)..........................          (181,002)
                                                                  ------------------
    Net expenses................................................         1,085,170
                                                                  ------------------
        NET INVESTMENT INCOME...................................           466,396
                                                                  ------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investments..............................       (61,850,706)
Net realized loss from foreign currency.........................          (811,432)
Net change in unrealized depreciation on investments............        32,975,940
Net change in unrealized loss on foreign currency...............           543,994
                                                                  ------------------
    Net realized and unrealized loss on investments.............       (29,142,204)
                                                                  ------------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....    $  (28,675,808)
                                                                  ------------------
                                                                  ------------------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------
                                                FOR THE YEAR        FOR THE YEAR
                                                   ENDED               ENDED
                                             DECEMBER 31, 1998   DECEMBER 31, 1997
-----------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS
Net investment income......................    $      466,396      $      830,403
Net realized loss from investments.........       (61,850,706)        (19,050,729)
Net realized loss on foreign currency......          (811,432)         (1,432,409)
Net change in unrealized appreciation
  (depreciation) on investments............        32,975,940         (45,336,624)
Net change in unrealized gain (loss) on
  foreign currency.........................           543,994            (541,388)
                                             ------------------  ------------------
    NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS......................       (28,675,808)        (65,530,747)
                                             ------------------  ------------------

DISTRIBUTIONS TO SHAREHOLDERS
Dividends paid from net investment income..                --                  --
Distributions from taxable realized
  gains....................................                --             (23,059)
Return of Capital..........................                --            (719,699)
                                             ------------------  ------------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS....                --            (742,758)
                                             ------------------  ------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold..................        43,055,704         247,467,409
Net asset value of shares issued on
  reinvestment of distributions............                --             683,578
Cost of shares redeemed....................       (73,441,121)       (124,267,665)
                                             ------------------  ------------------
NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS.............................       (30,385,417)        123,883,322
                                             ------------------  ------------------
    TOTAL INCREASE (DECREASE) IN NET
      ASSETS...............................       (59,061,225)         57,609,817
                                             ------------------  ------------------

NET ASSETS
Beginning of period........................       108,478,101          50,868,284
                                             ------------------  ------------------
End of period [including undistributed
  (overdistributed) net investment income
  of $0 and ($617,246) respectively].......    $   49,416,876      $  108,478,101
                                             ------------------  ------------------
                                             ------------------  ------------------

CHANGES IN SHARES
Shares sold................................         6,060,579          16,468,454
Shares reinvested from distributions.......                --              41,030
Shares redeemed............................        (9,867,240)         (8,963,387)
                                             ------------------  ------------------

    Net Increase (Decrease)................    $   (3,806,661)     $    7,546,097
                                             ------------------  ------------------
                                             ------------------  ------------------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

-----------------------------------------------------------------------------------------------------------
                                                      FOR THE YEAR       FOR THE YEAR      APRIL 29, 1996
                                                          ENDED              ENDED             THROUGH
                                                      DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                          1998               1997               1996
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............     $      9.73       $       14.10       $     12.50
                                                          --------     -----------------        --------
Income from investment operations:
  Net investment income...........................            0.06                0.07              0.02
  Net realized and unrealized gain (loss) on
    investments...................................           (3.06)              (4.38)             1.61
                                                          --------     -----------------        --------
Total from investment operations..................           (3.00)              (4.31)             1.63
                                                          --------     -----------------        --------
Less Distributions:
  Dividends from net investment income............              --                  --             (0.02)
  Distributions from taxable net realized gains...              --               (0.01)            (0.01)
  Return of capital...............................              --               (0.05)               --
                                                          --------     -----------------        --------
Total Distributions...............................              --               (0.06)            (0.03)
                                                          --------     -----------------        --------
Net asset value, end of period....................     $      6.73       $        9.73       $     14.10
                                                          --------     -----------------        --------
                                                          --------     -----------------        --------
Total return......................................          (30.83)%            (30.77)%           13.08 %++
Ratios/supplemental data:
Net assets, end of period (thousands).............     $    49,417       $     108,478       $    50,868
Ratio of expenses to average net assets:
  Before expense reimbursement/ recoupment........            2.31 %              1.76 %            3.09 %+
  After expense reimbursement/ recoupment.........            1.98 %              1.80 %            1.98 %+
Ratio of net investment income to average net
 assets:
  Before expense reimbursement/ recoupment........            0.52 %              0.53 %           (0.76)%+
  After expense reimbursement/ recoupment.........            0.85 %              0.49 %            0.36 %+
Portfolio turnover rate...........................           48.95 %             52.33 %           21.91 %
BANK LOANS
Amount outstanding at end of period (in
 thousands).......................................     $       810                 n/a               n/a
Average amount of bank loans outstanding during
 the period (monthly average) (in thousands)......     $        67                 n/a               n/a
Average number of shares outstanding during the
 period (monthly average) (in thousands)..........           6,566                 n/a               n/a
Average amount of debt per share during the
 period...........................................     $      0.01                 n/a               n/a

*          Commencement of operations.
+          Annualized
++         Not Annualized

See accompanying notes to financial statements.

GUINNESS FLIGHT CHINA & HONG KONG FUND

THE BACKDROP

    Within Asia, Hong Kong was one of the stronger markets in 1998. While the market was negative for the year, it began showing promise and the ability to recover in the fourth quarter. In the fall, the focus in Hong Kong shifted from poor economic data to the twin factors of declining interest rates and stabilizing residential property prices.

    On the back of cuts in U.S. interest rates, interbank rates in Hong Kong fell from a high of 15% during the third quarter to 6% by year end. The falling rates have allowed the residential real estate market to stabilize. Recent launches of new property developments have attracted strong interest from buyers who now see limited downside in capital values and a steady downward trend in interest rates. (It should be remembered that mortgages are floating rate and priced at Prime plus.) At current levels the best value mortgages put affordability levels at 50%, that is 50% of monthly income going toward mortgage repayment, or 1989 levels. Developers are now showing no signs of wishing to discount prices, and when the government resumes land sales in March they will seek to replenish their stock of land for development. Expectations of higher housing prices and increasing reserves of undeveloped land support expectations of upward revisions in companies' net asset values.

THE FUND

    For the year, the China & Hong Kong Fund slightly under-performed the benchmark Hang Seng Index. The speed of the rebound late in the year made this somewhat inevitable. A timely switch, however, from non-interest-rate-sensitive categories into real estate stocks and domestic banks provided a good foundation to take advantage of the upward movement of Hong Kong blue chips during the last quarter of 1998.

THE OUTLOOK

    We see the recovery process in Hong Kong, and the rest of Asia, happening over three phases. We are currently in phase one, which is marked by declining interest rates. The main beneficiaries are banks and property stocks, which suffered most going into the crisis, as well as those companies with a high debt burden for which lower rates will provide relief. While we are still working through the first phase, attention is now beginning to be paid to the second.

    We expect the second phase to be marked by a return to profitability based upon a leaner cost base. Those companies able to control costs, reduce debt and close down excess capacity or shed excess inventory will be the best performers during this stage. The focus is on market leaders that are able to take advantage of cheap assets and the misfortune of others. For example, the big developers are able to sell off existing inventory at depressed prices to reduce gearing and free up cash flow in order to replenish their stock of land for development at lower cost. The third phase should be marked by a pickup in volume and, hopefully to a lesser extent, pricing. This phase is still some way off and for Hong Kong is unlikely to become prominent until 2000.

    Going forward, we will be heavily emphasizing stock selection to choose those companies that have the flexibility and the muscle to build market share over the next 12 to 18 months. We believe that the worst is behind us, that Hong Kong banks are well capitalized and that the Hong Kong Dollar, given the changes made to the operation of the interbank market in August, will be much more resilient.

    The first six months of this year will be difficult, as firm evidence of a recovery is likely to remain elusive until the second half of the year at the earliest. Even so, we are increasingly seeing signs that tell us real recovery is ahead.

-- Edmund Harriss & Adrian Fu

                             CHINA & HONG KONG FUND
--------------------------------------------------------------------------------
                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------
                            KEY PORTFOLIO STATISTICS
                                 AS OF 12/31/98

# of Holdings in the
 Portfolio:                            47
Portfolio Turnover:                86.59%
% of Stocks in Top 10:             66.75%

                                 FUND MANAGERS:
                                Edmund Harriss,
                                   Adrian Fu

           TOP 10 HOLDINGS (%)
 ---------------------------------------
HSBC Holdings                      16.76%
Hutchison Whampoa                  10.29%
Sun Hung Kai Properties             7.95%
Cheung Kong Hldgs. Ltd.             7.46%
China Telecom                       5.90%
CLP Holdings Ltd.                   4.80%
Hang Seng Bank Ltd.                 4.67%
Henderson Land Dev.                 3.62%
Dao Heng Bank Group                 2.83%
New World Development               2.47%
            TOP 5 SECTORS (%)
 ---------------------------------------
Real Estate                        23.00%
Foreign Banks                      16.76%
Holding Offices                    12.32%
Commercial Banks                   10.25%
Electric Services                   8.86%
            TOP COUNTRIES (%)
 ---------------------------------------
Hong Kong                          98.37%
China                               1.31%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
             THE GUINNESS FLIGHT CHINA & HONG KONG FUND AND HANG SENG INDEX

                                                                                              Guinness Flight China & Hong Kong
                                                                                                                           Fund
6/30/94*                                                                                                                $10,000
9/30/94                                                                                                                 $10,616
12/31/94                                                                                                                 $9,226
3/31/95                                                                                                                  $9,274
6/30/95                                                                                                                 $10,040
9/30/95                                                                                                                 $10,680
12/30/95                                                                                                                $11,112
3/31/96                                                                                                                 $12,066
6/30/96                                                                                                                 $12,254
9/30/96                                                                                                                 $13,054
12/31/96                                                                                                                $14,933
3/31/97                                                                                                                 $13,828
6/30/97                                                                                                                 $17,080
9/30/97                                                                                                                 $16,595
12/31/97                                                                                                                $11,896
3/31/98                                                                                                                 $11,803
6/30/98                                                                                                                  $8,634
9/30/98                                                                                                                  $7,990
12/31/98                                                                                                                $10,079
* Inception date.
Average Annual Total Return
One Year                                                                                                            Three Years
-15.27%                                                                                                                  -3.20%
Past performance is not predictive of future performance

                 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
             THE GUINNESS FLIGHT CHINA & HONG KONG FUND AND HANG SENG INDEX
                                                                                                 Hang Seng
                                                                                                     Index
6/30/94*                                                                                           $10,000
9/30/94                                                                                            $10,871
12/31/94                                                                                            $9,352
3/31/95                                                                                             $9,805
6/30/95                                                                                            $10,512
9/30/95                                                                                            $11,014
12/30/95                                                                                           $11,501
3/31/96                                                                                            $12,510
6/30/96                                                                                            $12,582
9/30/96                                                                                            $13,589
12/31/96                                                                                           $15,358
3/31/97                                                                                            $14,311
6/30/97                                                                                            $17,351
9/30/97                                                                                            $17,183
12/31/97                                                                                           $12,243
3/31/98                                                                                            $13,151
6/30/98                                                                                             $9,754
9/30/98                                                                                             $8,987
12/31/98                                                                                           $11,455
* Inception date.
Average Annual Total Return
One Year                                                                                   Since Inception
-15.27%                                                                                              0.18%
Past performance is not predictive of future performance

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

DECEMBER 31, 1998

-----------------------------------------------------------------------------------

SHARES       COMMON STOCKS: 99.68%                                            VALUE
-----------------------------------------------------------------------------------
             AUTOMOTIVE MANUFACTURER: 0.35%
  2,888,000  Qingling Motors Company Ltd............................  $     506,954
                                                                      -------------
             COAL MINING: 0.24%
  2,088,000  Yanzhou Coal Mining Co.................................        350,354
                                                                      -------------
             COMMERCIAL BANKS: 10.25%
    840,000  Dah Sing Financial Holding.............................      2,059,993
  1,342,500  Dao Heng Bank Group Ltd................................      4,150,043
    766,500  Hang Seng Bank.........................................      6,851,170
    800,000  Wing Hang Bank Ltd.....................................      1,992,875
                                                                      -------------
             Total Commercial Banks.................................     15,054,081
                                                                      -------------
             COMMUNICATION SERVICES: 8.15%
  5,004,000  China Telecom..........................................      8,654,758
  1,194,500  Smartone Telecommuncations.............................      3,314,801
                                                                      -------------
             Total Communication Services...........................     11,969,559
                                                                      -------------
             ELECTRIC SERVICES: 8.86%
  1,415,500  CLP Holdings Ltd.......................................      7,052,287
  1,012,000  Hong Kong Electric.....................................      3,069,596
     44,000  Huaneng Power International Inc. ADR...................        638,000
  1,197,000  Varitronix International Ltd...........................      2,240,242
                                                                      -------------
             Total Electric Services................................     13,000,125
                                                                      -------------
             ELECTRICAL COMPONENTS AND ACCESSORIES: 0.27%
    289,200  Gold Peak Industries Warrants..........................         18,477
  1,348,000  Gold Peak Industrial...................................        378,427
                                                                      -------------
             Total Electrical Components and Accessories............        396,904
                                                                      -------------
             ELECTRICAL INDUSTRIAL APPARATUS: 2.03%
  1,160,000  Johnson Electric Holdings..............................      2,979,503
                                                                      -------------
             FAMILY CLOTHING STORES: 0.80%
  2,700,000  Esprit Holdings Ltd....................................      1,167,458
                                                                      -------------
             FOOD & KINDRED PRODUCTS: 0.46%
    750,000  NG Fung Hong Ltd.......................................        672,789
                                                                      -------------
             FOREIGN BANKS: 16.76%
    987,508  HSBC Holding PLC.......................................     24,599,753
                                                                      -------------
             GAS PRODUCTION & DISTRIBUTION: 2.26%
  2,596,793  Hong Kong & China Gas..................................      3,301,463

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

DECEMBER 31, 1998 CONTINUED

-----------------------------------------------------------------------------------

SHARES                                                                        VALUE
-----------------------------------------------------------------------------------
             GAS PRODUCTION & DISTRIBUTION: (CONTINUED)
    266,308  Hong Kong & China Gas Warrants.........................  $      17,530
                                                                      -------------
             Total Gas Production & Distribution....................      3,318,993
                                                                      -------------
             GENERAL INDUSTRIAL MACHINERY: 0.33%
    112,000  Vtech Holdings Ltd.....................................        488,616
                                                                      -------------
             GROCERIES AND RELATED PRODUCTS: 0.24%
  1,002,000  Four Seas Mercantile Holdings..........................        349,192
                                                                      -------------
             GROCERY STORES: 1.98%
  2,535,000  Dairy Farm International Holdings......................      2,915,250
                                                                      -------------
             HEAVY CONSTRUCTION: 3.26%
  1,392,000  Cheung Kong Infrastructure.............................      3,108,266
  1,149,733  New World Infrastructure...............................      1,684,324
                                                                      -------------
             Total Heavy Construction...............................      4,792,590
                                                                      -------------
             HIGHWAY AND STREET CONSTRUCTION: 0.48%
     17,600  GZI Transportation Ltd. Warrants.......................             23
  1,568,000  Jiangsu Expressway.....................................        342,031
  1,814,000  Zhejiang Expressway....................................        367,595
                                                                      -------------
             Total Highway and Street Construction..................        709,649
                                                                      -------------
             HOLDING OFFICES: 12.32%
  1,165,000  Citic Pacific Ltd......................................      2,511,165
  2,137,000  Hutchison Whampoa......................................     15,101,548
    236,000  Shanghai Industrial Holding Ltd........................        476,715
                                                                      -------------
             Total Holding Offices..................................     18,089,428
                                                                      -------------
             HOUSEHOLD APPLIANCES: 0.57%
    934,000  Guangdong Kelon Electric...............................        831,819
                                                                      -------------
             MISCELLANEOUS TRANSPORTATION EQUIPMENT: 0.67%
  2,373,000  Cosco Pacific Ltd......................................        987,780
                                                                      -------------
             RADIO AND TELEVISION BROADCASTING: 0.44%
    253,000  Television Broadcasts Ltd..............................        653,105
                                                                      -------------
             REAL ESTATE: 23.00%
  1,523,000  Cheung Kong............................................     10,959,168
  1,500,000  Hang Lung Development..................................      1,606,949
  1,027,000  Henderson Land Development.............................      5,315,543
    949,600  HKR International Ltd..................................        579,129

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

DECEMBER 31, 1998 CONTINUED

-----------------------------------------------------------------------------------

SHARES                                                                        VALUE
-----------------------------------------------------------------------------------
             REAL ESTATE: (CONTINUED)
  1,443,000  New World Development..................................  $   3,631,899
  1,600,000  Sun Hung Kai Properties Ltd............................     11,668,129
                                                                      -------------
             Total Real Estate......................................     33,760,817
                                                                      -------------
             REAL ESTATE OPERATORS AND LESSORS: 3.60%
  1,199,000  Hysan Development Company..............................      1,787,450
     84,300  Hysan Development Warrants-98..........................          1,763
    613,000  Swire Pacific Ltd. A...................................      2,745,508
    506,000  Wharf Holding Ltd......................................        738,009
     42,500  Wharf Holding Warrants.................................          3,511
                                                                      -------------
             Total Real Estate Operators and Lessors................      5,276,241
                                                                      -------------
             TELECOMMUNICATIONS: 1.03%
    866,200  Hong Kong Telecom......................................      1,514,922
                                                                      -------------
             WHOLESALE TRADE - NON-DURABLE GOODS: 1.33%
    940,000  Li & Fung Ltd..........................................      1,947,313
                                                                      -------------
             TOTAL INVESTMENTS IN SECURITIES
               (Identified Cost $147,475,929+): 99.68%..............    146,333,195
                                                                      -------------
             OTHER ASSETS LESS LIABILITIES: 0.32%...................        476,623
                                                                      -------------
             NET ASSETS: 100.00%....................................  $ 146,809,818
                                                                      -------------
                                                                      -------------

* Non-income producing security.
+ Cost of federal income tax purposes is the same.
Net unrealized depreciation consists of:
    Gross unrealized appreciation..............................  $  8,526,695
    Gross unrealized depreciation..............................    (9,669,429)
                                                                 ------------
                                                                 $ (1,142,734)
                                                                 ------------
                                                                 ------------

See accompanying notes to financial statements.

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1998
------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $147,475,929)..............  $ 146,333,195
Cash.................................................................         43,156
Receivables:
    Securities sold..................................................      5,367,717
    Fund shares sold.................................................        204,886
    Dividends and interest...........................................         85,473
Prepaid expenses.....................................................         85,820
Deferred organizational costs, net...................................          6,118
                                                                       -------------
    Total assets.....................................................    152,126,365
                                                                       -------------

LIABILITIES
Payables:
    Dividends to shareholders........................................         28,943
    Fund shares redeemed.............................................        704,034
    Unrealized loss on forward foreign currency contract (Note 6)....            703
Bank loans (Note 5)..................................................      4,273,908
Due to Advisor (Note3)...............................................        147,274
Other accrued expenses...............................................        161,685
                                                                       -------------
    Total liabilities................................................      5,316,547
                                                                       -------------
NET ASSETS...........................................................  $ 146,809,818
                                                                       -------------
                                                                       -------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($146,809,818/13,632,135 shares outstanding; unlimited
    number of shares authorized without par value)...................         $10.77
                                                                              ------
                                                                              ------
SOURCE OF NET ASSETS
    Paid-in capital..................................................  $ 234,935,463
    Undistributed net investment income..............................         51,696
    Cumulative undistributed net realized loss on investments........    (87,034,027)
    Net unrealized depreciation on:
        Investments..................................................     (1,142,734)
        Foreign currency.............................................           (580)
                                                                       -------------
            NET ASSETS...............................................  $ 146,809,818
                                                                       -------------
                                                                       -------------

See accompanying notes to financial statements.

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

STATEMENT OF OPERATIONS

------------------------------------------------------------------------------------
                                                                     FOR THE YEAR
                                                                        ENDED
                                                                  DECEMBER 31, 1998
------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends.......................................................    $    6,625,710
Interest........................................................           278,529
                                                                  ------------------
    Total investment income.....................................         6,904,239
                                                                  ------------------

EXPENSES
Advisory fees (Note 3)..........................................         1,986,087
Administration fees (Note 3)....................................           496,522
Custodian.......................................................           221,529
Accounting......................................................            50,443
Transfer agent fees.............................................           497,621
Audit fees......................................................            37,610
Legal fees......................................................           142,825
Insurance fees..................................................            21,175
Trustees' fees..................................................            15,545
Registration fees...............................................            41,755
Reports to shareholders.........................................           101,343
Deferred organization costs amortization........................            11,651
Miscellaneous...................................................             1,598
                                                                  ------------------
    Total expenses..............................................         3,625,704
    Interest on loans...........................................            75,957
    Commitment fee on credit line...............................            31,261
                                                                  ------------------
    Net expenses................................................         3,732,922
                                                                  ------------------
        NET INVESTMENT INCOME...................................         3,171,317
                                                                  ------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investments..............................       (80,217,023)
Net realized loss from futures contracts (Note 7)...............        (1,315,976)
Net realized loss from foreign currency.........................           (40,096)
Net change in unrealized appreciation (depreciation) on:
    Investments.................................................        33,981,087
    Foreign currency............................................              (630)
                                                                  ------------------
    Net realized and unrealized loss on investments.............       (47,592,638)
                                                                  ------------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....    $  (44,421,321)
                                                                  ------------------
                                                                  ------------------

See accompanying notes to financial statements.

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------
                                                FOR THE YEAR        FOR THE YEAR
                                                   ENDED               ENDED
                                             DECEMBER 31, 1998   DECEMBER 31, 1997
-----------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS:
Net investment income......................   $      3,171,317    $      3,486,991
Net realized gain (loss) from
  investments..............................        (80,217,023)         13,389,274
Net realized loss from futures contracts...         (1,315,976)                 --
Net realized loss on foreign currency......            (40,096)            (30,242)
Net unrealized appreciation (depreciation) on:
    Investments............................         33,981,087         (82,563,803)
    Foreign currency.......................               (630)              1,058
                                             ------------------  ------------------
    NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS......................        (44,421,321)        (65,716,722)
                                             ------------------  ------------------

DISTRIBUTIONS TO SHAREHOLDERS
Dividends paid from net investment income..         (3,140,006)         (3,513,166)
Dividends from taxable realized gains......                 --         (19,375,592)
                                             ------------------  ------------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS....         (3,140,006)        (22,888,758)
                                             ------------------  ------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold..................        280,201,719         344,146,466
Net asset value of shares issued on
  reinvestment of distributions............          2,903,219          21,519,617
Cost of shares redeemed....................       (330,541,963)       (346,773,295)
                                             ------------------  ------------------
NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS.............................        (47,437,025)         18,892,788
                                             ------------------  ------------------
    TOTAL DECREASE IN NET ASSETS...........        (94,998,352)        (69,712,692)
                                             ------------------  ------------------

NET ASSETS
Beginning of period........................        241,808,170         311,520,862
                                             ------------------  ------------------
End of period (including undistributed net
  investment income of $51,696 and $20,385,
  respectively)............................   $    146,809,818    $    241,808,170
                                             ------------------  ------------------
                                             ------------------  ------------------

CHANGES IN SHARES
Shares sold................................         27,046,226          20,126,852
Shares reinvested from distributions.......            308,245           1,537,579
Shares redeemed............................        (32,456,034)        (20,520,112)
                                             ------------------  ------------------

    Net Increase (Decrease)................   $     (5,101,563)   $      1,144,319
                                             ------------------  ------------------
                                             ------------------  ------------------

See accompanying notes to financial statements.

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

--------------------------------------------------------------------------------------------------------------------------
                                                            FOR THE YEARS ENDED DECEMBER 31,           FROM JUNE 30, 1994*
                                                    ------------------------------------------------         THROUGH
                                                       1998         1997         1996        1995         DEC. 31, 1994
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............   $  12.91     $  17.71     $  13.64     $ 11.47         $  12.50
                                                    ----------   ----------   ----------   ---------   -------------------
Income from investment operations:
  Net investment income...........................       0.15         0.20         0.19        0.14             0.04
  Net realized and unrealized gain (loss) on
    investments...................................      (2.14)       (3.71)        4.43        2.20            (0.96)
                                                    ----------   ----------   ----------   ---------   -------------------
Total from investment operations..................      (1.99)       (3.51)        4.62        2.34            (0.92)
                                                    ----------   ----------   ----------   ---------   -------------------

Less distributions:
  Dividends from net investment income............      (0.15)       (0.20)       (0.19)      (0.14)           (0.04)
  Distributions from taxable net realized gains...         --        (1.09)       (0.36)      (0.03)           (0.07)
                                                    ----------   ----------   ----------   ---------   -------------------
Total distributions...............................      (0.15)       (1.29)       (0.55)      (0.17)           (0.11)
                                                    ----------   ----------   ----------   ---------   -------------------
Net asset value, end of period....................   $  10.77     $  12.91     $  17.71     $ 13.64         $  11.47
                                                    ----------   ----------   ----------   ---------   -------------------
                                                    ----------   ----------   ----------   ---------   -------------------
Total return......................................     (15.27)%     (20.34)%      34.38%      20.45%           (7.74)%**

Ratios/supplemental data:
Net assets, end of period (thousands).............   $146,810     $241,808     $311,521     $55,740         $  2,287
Ratio of expenses to average net assets:
  Before expense reimbursement (recoupment).......       1.89%        1.70%        1.78%       3.02%++         19.92%+
  After expense reimbursement (recoupment)........       1.89%        1.70%        1.96%       1.98%            2.00%+
Ratio of net investment income to average net
  assets:
  Before expense reimbursement (recoupment).......       1.60%        1.18%        1.57%       0.49%          (17.15)%+
  After expense reimbursement (recoupment)........       1.60%        1.18%        1.39%       1.52%            0.78%+
  Portfolio turnover rate.........................      86.59%       53.62%       30.40%      10.89%           27.25%

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

--------------------------------------------------------------------------------------------------------------------------
                                                            FOR THE YEARS ENDED DECEMBER 31,           FROM JUNE 30, 1994*
                                                    ------------------------------------------------         THROUGH
                                                       1998         1997         1996        1995         DEC. 31, 1994
--------------------------------------------------------------------------------------------------------------------------
BANK LOANS
Amount outstanding at end of
  period (in thousands)...........................   $  4,274           --           --         n/a              n/a
Average amount of bank loans outstanding during
  the period (monthly average) (in thousands).....   $  8,765     $  2,305     $  1,413         n/a              n/a
Average number of shares outstanding during the
  period (monthly average) (in thousands).........     18,533       16,944       11,419         n/a              n/a
Average amount of debt per share during the
  period..........................................   $   0.47     $   0.14     $   0.12         n/a              n/a

----------------------------------

*          Commencement of operations.
**         Not annualized.
+          Annualized.
++         Includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended
           December 31, 1995, the ratio of expenses to average net assets before expense reimbursement would have been 3.04%.

See accompanying notes to financial statements.

GUINNESS FLIGHT MAINLAND CHINA FUND

THE BACKDROP

    Recent economic figures confirm that the fiscal stimulus is gradually working its way through China's economic system. Industrial output has been robust on the back of infrastructure spending. Furthermore, the build-up in inventories has been slowing as the industrial sales/output ratio has continued to improve.

THE FUND

    The Mainland China Fund outperformed its benchmark index over the year. The H share and Red Chip indices did well over the last quarter of 1998 as they were boosted by infrastructure stocks. Such companies performed strongly as evidence indicated that the massive infrastructure-spending program proposed earlier in the year was starting to feed through to the underlying economy.

    Local Chinese stocks have generally been weak performers partly as a consequence of the poor operating environment where domestic consumption is almost non-existent. The other concern has been the lack of clarity over government policy toward commercial enterprises. There have been moves to separate the operations of government from those of business and as a consequence those companies that benefited from close links to government have had or will have those links severed. The impact of this is impossible to gauge although the stock market has reacted negatively.

THE OUTLOOK

    Fiscal stimulus through public infrastructure investment will remain the main economic driver in 1999. Moreover, Beijing will increase the importance of private consumption, especially rural consumption, to boost domestic demand. The rural population accounts for 70% of China's total population, but only 50% of private consumption. Beijing has realized that encouraging growth in the laggard rural areas is the best way to create new consumer demand. Beijing will also focus on reform of the power and housing sectors in order to increase demand. State owned enterprise reform is now back on the agenda after a 12-month hiatus due to the Asian financial crisis halting reform. Within the state owned sector, the separation of government from commercial activities has been stressed. The other area of government policy is financial sector reform. The top priority of the Central Bank is to curb financial risk as highlighted by the bankruptcy of Gitic. China does not want to see its sovereign risk downgraded, as there are plans to issue more bonds next year that are intended to finance infrastructure spending.

    Both exports and imports have remained weak. We do not expect economic growth to come from the external account in the near term. However, recent data from the domestic economy has indicated that the economic recovery appears to be on track. State sector fixed asset investment continued to accelerate during the last half of 1998. The RMB100 billion bond issued by China in September 1998 will provide funds for further fixed asset investment, especially in rural infrastructure. The issuance of a U.S.$1 billion sovereign bond at 2.8% over U.S. Treasuries in December has set a benchmark for more bond issues next year. Money supply growth has also improved due to the three cuts in interest rates totaling 2.25% during 1998. As a result, industrial output has been robust on the back of infrastructure spending. Furthermore, the build-up in inventories has been slowing as the industrial sales/ output ratio has continued to improve. However, retail sales have remained weak and inflation is still negative.

    With the robust growth in fixed asset investment, we believe that the listed toll road companies offer the most promising investment returns, especially as they provide earnings growth and are trading at attractive discounts to their net asset values. With the reform of the power sector, the reduction in electricity charges to end-users should improve affordability and induce consumption. Electricity consumption has been picking up along with the strength in industrial production. As a result, shares of electricity producers should respond positively.

    The other investment theme will be rural consumption. In an effort to improve the incomes of the rural population, Beijing has announced the reform of the grain distribution system. This is designed to assure farmers of a fixed price for their products, and thereby improve wealth. Further, the boost in infrastructure development, such as toll roads and electricity transmission, should make goods more accessible to the rural population. Selective stocks in the consumer sector will benefit. Longer term, the consumer sector should be boosted by housing reform, which will encourage private home ownership and the consumption of household goods.

    Although we believe that structural reform in China and the resulting increase in unemployment will dampen consumption and reflect negatively on many Chinese shares in the short-term, the pick-up in fixed asset investment has set the framework for an increase in consumption going forward.

-- Robert Conlon & Adrian Fu

                              MAINLAND CHINA FUND
--------------------------------------------------------------------------------
                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------
                            KEY PORTFOLIO STATISTICS
                                 AS OF 12/31/98

# of Holdings in the
 Portfolio:                            43
Portfolio Turnover:                82.00%
% of Stocks in Top 10:             40.24%

                                 FUND MANAGERS:
                                 Robert Conlon,
                                   Adrian Fu

           TOP 10 HOLDINGS (%)
 ---------------------------------------
Zhejiang Southeast Electricity      5.07%
Cheung Kong Infrastructure          4.71%
NG Fung Hong Limited                4.18%
Hutchison Whampoa                   4.10%
New World Infrastructure            4.04%
Zhejiang Expressway Hldg.           3.92%
China Merchants Hai Hong            3.67%
Shenzen Expressway                  3.62%
China Telecom                       3.54%
Guangdong Kelon Electric            3.39%
            TOP 5 SECTORS (%)
 ---------------------------------------
Engineering/Infrastructure         24.94%
Diversified Operations             19.57%
Electric Power                     14.26%
Food & Beverage                     5.85%
Electronics                         5.83%
             TOP SHARE TYPES
 ---------------------------------------
Red Chips                          28.97%
'H' Shares                         26.54%
Hong Kong Shares                   23.18%
Shanghai 'B' Shares                 8.05%
Shenzen 'B' Shares                  7.99%
China Plays                         4.70%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
                       MAINLAND CHINA FUND AND THE M.S.C.I. CHINA FREE INDEX

11/3/97
12/31/97
3/31/98
6/30/98
9/30/98
12/31/98
*Inception date
Average Annual Total Return
One Year                                                                                              Since Inception
-24.96%                                                                                                        25.67%
Past performance is not predictive of future performance

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
                       MAINLAND CHINA FUND AND THE M.S.C.I. CHINA FREE INDEX
                                                                                                       Guinness Flight Mainland
                                                                                                                     China Fund
11/3/97                                                                                                                 $10,000
12/31/97                                                                                                                  9,450
3/31/98                                                                                                                  10,267
6/30/98                                                                                                                   7,230
9/30/98                                                                                                                   6,728
12/31/98                                                                                                                  7,091
*Inception date
Average Annual Total Return
One Year
-24.96%
Past performance is not predictive of future performance

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
                       MAINLAND CHINA FUND AND THE M.S.C.I. CHINA FREE INDEX
                                                                                                                  M.S.C.I. China
                                                                                                                      Free Index
11/3/97                                                                                                                  $10,000
12/31/97                                                                                                                   7,947
3/31/98                                                                                                                    7,806
6/30/98                                                                                                                    5,055
9/30/98                                                                                                                    4,289
12/31/98                                                                                                                   4,464
*Inception date
Average Annual Total Return
One Year
-24.96%
Past performance is not predictive of future performance

                      GUINNESS FLIGHT MAINLAND CHINA FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

DECEMBER 31, 1998

-----------------------------------------------------------------------------------

SHARES       COMMON STOCKS: 98.17%                                            VALUE
-----------------------------------------------------------------------------------
             AUTOMOTIVE MANUFACTURER: 3.27%
     29,800  Brilliance China Automotive............................  $     216,050
    700,000  Qingling Motors Company Ltd............................        122,877
                                                                      -------------
             Total Automotive Manufacturer..........................        338,927
                                                                      -------------
             DIVERSIFIED OPERATIONS: 19.57%
    100,000  Beijing Enterprises....................................        142,625
    588,000  China Merchants Hai Hong Holdings......................        379,472
    150,000  China Resources Enterprises............................        234,266
     80,000  Citic Pacific Ltd......................................        172,441
  2,278,000  Harbin Power...........................................        167,595
     60,000  Hutchison Whampoa......................................        424,002
     86,000  Shanghai Industrial Holdings Ltd.......................        173,718
    494,000  Tianjin Development Holdings...........................        331,561
                                                                      -------------
             Total Diversified Operations...........................      2,025,680
                                                                      -------------
             ELECTRIC POWER: 14.26%
  1,070,000  Beijing Datang Power...................................        321,099
    344,500  Guangdong Electric Power...............................         93,822
    750,000  Heilongjiang Electric Power Co.........................        240,000
    834,000  Huaneng Power International............................        296,027
  2,500,000  Zhejiang Southeast Electricity.........................        525,000
                                                                      -------------
             Total Electric Power...................................      1,475,948
                                                                      -------------
             ELECTRONICS: 5.83%
    434,000  Guang Nan Holdings.....................................         99,711
    394,000  Guangdong Kelon Electric...............................        350,896
    373,133  Wuxi Little Swan.......................................        153,152
                                                                      -------------
             Total Electronics......................................        603,759
                                                                      -------------
             ENGINEERING & INFRASTRUCTURE: 24.94%
  2,432,000  Anhui Expressway Co....................................        285,652
    218,000  Cheung Kong Infrastructure.............................        486,783
  1,600,000  Jiangsu Expressway.....................................        349,011
    285,000  New World Infrastructure...............................        417,516
    358,000  Road King Infrastructure...............................        263,385
  1,614,000  Shenzhen Expressway....................................        374,981

                      GUINNESS FLIGHT MAINLAND CHINA FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

DECEMBER 31, 1998 CONTINUED

-----------------------------------------------------------------------------------

SHARES                                                                        VALUE
-----------------------------------------------------------------------------------
             ENGINEERING & INFRASTRUCTURE: (CONTINUED)
  2,000,000  Zhejiang Expressway Holdings...........................  $     405,287
                                                                      -------------
             Total Engineering & Infrastructure.....................      2,582,615
                                                                      -------------
             FOOD & BEVERAGE: 5.85%
    470,000  China Foods Holdings Ltd...............................        109,802
    482,000  NG Fung Hong Ltd.......................................        432,379
    180,000  Yantai Changyu Pioneer Wine Co.*.......................         63,891
                                                                      -------------
             Total Food & Beverage..................................        606,072
                                                                      -------------
             MANUFACTURERS/MACHINERY: 2.66%
    638,000  Shanghai Zhenhua Port Machinery Co.....................        225,852
    415,000  Shanghai Diesel Engineering - B........................         49,800
                                                                      -------------
             Total Manufacturers/Machinery..........................        275,652
                                                                      -------------
             MATERIALS: 3.01%
    384,952  China International Marine Containers..................        181,853
    420,000  Shandong Chenming Paper................................        129,563
                                                                      -------------
             Total Materials........................................        311,416
                                                                      -------------
             OIL REFINING: 1.02%
    686,000  Zhenhai Refining & Chemical Co.........................        105,367
                                                                      -------------
             PHARMACEUTICALS: 2.91%
  1,500,000  China Pharmaceutical Enterprises.......................        170,375
  1,236,000  Guangzhou Pharmaceutical...............................        130,817
                                                                      -------------
             Total Pharmaceuticals..................................        301,192
                                                                      -------------
             REAL ESTATE: 3.45%
    786,000  China Resources Beijing Land...........................        195,800
    668,000  Shum Yip Investment Ltd................................        161,232
                                                                      -------------
             Total Real Estate......................................        357,032
                                                                      -------------
             STEEL MANUFACTURER: 1.98%
    420,100  Shenzhen Fangda Co. Ltd................................        204,964
                                                                      -------------
             TELECOMMUNICATIONS: 4.10%
    212,000  China Telecom*.........................................        366,668
    134,000  Eastern Communications.................................         57,620
                                                                      -------------
             Total Telecommunications...............................        424,288
                                                                      -------------

                      GUINNESS FLIGHT MAINLAND CHINA FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY
DECEMBER 31, 1998 CONTINUED

-----------------------------------------------------------------------------------

SHARES                                                                        VALUE
-----------------------------------------------------------------------------------
             TRANSPORT: 5.32%
    697,000  Cosco Pacific Ltd......................................  $     290,132
    616,933  Dazhong Taxi*..........................................        260,346
                                                                      -------------
             Total Transport........................................        550,478
                                                                      -------------
             TOTAL COMMON STOCKS: 98.17%
               (Identified Cost $12,506,841)........................     10,163,390
                                                                      -------------

-----------------------------------------------------------------------------------

PAR VALUE    CORPORATE BONDS: 1.26%                                           VALUE
-----------------------------------------------------------------------------------
$   150,000  New World Infrastructure                                       130,605
               5.00% due 07/15/01...................................
                                                                      -------------
             TOTAL CORPORATE BONDS: 1.26%
               (Identified Cost $157,500)...........................        130,605
                                                                      -------------
             TOTAL INVESTMENTS IN SECURITIES: 99.43%
               (Identified Cost $12,664,341+).......................     10,293,995
                                                                      -------------
             OTHER ASSETS LESS LIABILITIES: 0.57%...................         59,124
                                                                      -------------
             NET ASSETS: 100.00%....................................  $  10,353,119
                                                                      -------------
                                                                      -------------

* Non-income producing security.
+ Cost for federal income tax purposes is the same.
Net unrealized depreciation consists of:
    Gross unrealized appreciation..................  $   243,702
    Gross unrealized depreciation..................   (2,614,048)
                                                     -----------
                                                     $(2,370,346)
                                                     -----------
                                                     -----------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT MAINLAND CHINA FUND

STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1998

------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $12,664,341)................  $ 10,293,995
Receivables:
    Fund shares sold..................................................        20,264
    Dividends and interest............................................         4,194
    Securities sold...................................................       117,394
    Due from Advisor (Note 3).........................................        31,677
Prepaid expenses......................................................        20,426
Deferred organizational costs, net....................................        18,506
                                                                        ------------
    Total assets......................................................    10,506,456
                                                                        ------------

LIABILITIES
Payables:
    Distributions to shareholders.....................................         1,215
    Fund shares redeemed..............................................        22,399
    Unrealized loss on forward foreign currency contracts (Note 6)....            26
Bank loans (Note 5)...................................................       114,655
Accrued expenses......................................................        15,042
                                                                        ------------
    Total liabilities.................................................       153,337
                                                                        ------------
NET ASSETS............................................................  $ 10,353,119
                                                                        ------------
                                                                        ------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($10,353,119/1,184,123 shares outstanding; unlimited
    number of shares authorized without par value)....................         $8.74
                                                                               -----
                                                                               -----
SOURCE OF NET ASSETS
    Paid-in capital...................................................  $ 15,239,075
    Undistributed net investment income...............................         1,503
    Cumulative undistributed net realized loss on investments.........    (2,517,092)
    Net unrealized depreciation on:
        Investments...................................................    (2,370,346)
        Foreign currency..............................................           (21)
                                                                        ------------
            NET ASSETS................................................  $ 10,353,119
                                                                        ------------
                                                                        ------------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT MAINLAND CHINA FUND

STATEMENT OF OPERATIONS

------------------------------------------------------------------------------------
                                                                     FOR THE YEAR
                                                                        ENDED
                                                                  DECEMBER 31, 1998
------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends.......................................................     $    304,983
Interest........................................................          128,216
                                                                  ------------------
    Total investment income.....................................          433,199
                                                                  ------------------

EXPENSES
Advisory fees (Note 3)..........................................          140,740
Administration fees (Note 3)....................................           35,185
Custodian.......................................................           47,919
Accounting......................................................           29,999
Transfer agent fees.............................................           95,874
Audit fees......................................................           17,456
Legal fees......................................................           10,001
Insurance.......................................................            1,111
Trustees' fees..................................................           15,468
Registration fees...............................................           20,748
Reports to shareholders.........................................           17,000
Deferred organization costs amortization........................            4,832
Miscellaneous...................................................              875
                                                                  ------------------
    Total expenses..............................................          437,208
    Interest on loans...........................................               80
    Commitment fee on credit line...............................            2,258
    Less: Expenses reimbursed (Note 3)..........................         (160,801)
                                                                  ------------------
    Net expenses................................................          278,745
                                                                  ------------------
        NET INVESTMENT INCOME...................................          154,454
                                                                  ------------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss from investments..............................       (2,515,925)
Net realized loss from foreign currency.........................           (1,488)
Net change in unrealized depreciation on:.......................
    Investments.................................................       (2,313,644)
    Foreign currency............................................              (44)
                                                                  ------------------
    Net realized and unrealized loss on investments.............       (4,831,101)
                                                                  ------------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....     $ (4,676,647)
                                                                  ------------------
                                                                  ------------------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT MAINLAND CHINA FUND

STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------
                                                FOR THE YEAR     NOVEMBER 3, 1997*
                                                   ENDED              THROUGH
                                             DECEMBER 31, 1998   DECEMBER 31, 1997
-----------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS:
Net investment income......................    $      154,454      $       30,408
Net realized loss from investments.........        (2,515,925)                 --
Net realized gain (loss) on foreign
  currency.................................            (1,488)                321
Net unrealized depreciation on:
    Investments............................        (2,313,644)            (56,702)
    Foreign currency.......................               (44)                 23
                                             ------------------  ------------------
    NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS......................        (4,676,647)            (25,950)
                                             ------------------  ------------------

DISTRIBUTIONS TO SHAREHOLDERS
Dividends paid from net investment income..          (152,968)            (30,391)
                                             ------------------  ------------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS....          (152,968)            (30,391)
                                             ------------------  ------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold..................         7,893,569          16,693,563
Net asset value of shares issued on
  reinvestment of distributions............           144,254              28,708
Cost of shares redeemed....................        (9,256,759)           (314,260)
                                             ------------------  ------------------
NET INCREASE FROM CAPITAL SHARE
  TRANSACTIONS.............................        (1,218,936)         16,408,011
                                             ------------------  ------------------
    TOTAL INCREASE (DECREASE) IN NET
      ASSETS...............................        (6,048,551)         16,351,670

NET ASSETS
Beginning of period........................        16,401,670              50,000
                                             ------------------  ------------------
End of period (including undistributed net
  investment income of $1,503 and $17,
  respectively)............................    $   10,353,119      $   16,401,670
                                             ------------------  ------------------
                                             ------------------  ------------------

CHANGES IN SHARES
Shares sold................................           743,724           1,411,291
Shares issued on reinvestment of dividend
  distributions............................            16,203               2,435
Shares redeemed............................          (967,054)            (26,476)
                                             ------------------  ------------------

    Net Increase (Decrease)................    $     (207,127)     $    1,387,250
                                             ------------------  ------------------
                                             ------------------  ------------------

*Commencement of operations.

See accompanying notes to financial statements.

                      GUINNESS FLIGHT MAINLAND CHINA FUND

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

-----------------------------------------------------------------------------------
                                                FOR THE YEAR     NOVEMBER 3, 1997*
                                                   ENDED              THROUGH
                                             DECEMBER 31, 1998   DECEMBER 31, 1997
-----------------------------------------------------------------------------------
Net asset value, beginning of period.......      $    11.79          $    12.50
                                                   --------            --------
Income from investment operations:
  Net investment income....................            0.11                0.02
  Net realized and unrealized loss on
    investments............................           (3.05)              (0.71)
                                                   --------            --------
Total from investment operations                      (2.94)              (0.69)
                                                   --------            --------

Less distributions:
  Dividends from net investment income.....           (0.11)              (0.02)
                                                   --------            --------
Total distributions........................           (0.11)              (0.02)
                                                   --------            --------
Net asset value, end of period.............      $     8.74          $    11.79
                                                   --------            --------
                                                   --------            --------
Total return...............................          (24.96)%             (5.50)%**
Ratios/supplemental data:
Net assets, end of period (thousands)......      $   10,353          $   16,402
Ratio of expenses to average net assets:
  Before expense reimbursement.............            3.13%               2.69%+
  After expense reimbursement..............            1.98%               1.98%+
Ratio of net investment income to average
  net assets:
  Before expense reimbursement.............           (0.05)%              1.17%+
  After expense reimbursement..............            1.10%               1.88%+
Portfolio turnover rate....................           82.00%               0.00%

BANK LOANS
Amount outstanding at end of period (in
  thousands)...............................      $      115                 n/a
Average amount of bank loans outstanding
  during the period (monthly average) (in
  thousands)...............................      $       10                 n/a
Average number of shares outstanding during
  the period (monthly average) (in
  thousands)...............................           1,403                 n/a
Average amount of debt per share during the
  period...................................      $     0.01                 n/a

*          Commencement of operations.
**         Not Annualized.
+          Annualized.

See accompanying notes to financial statements.

GUINNESS FLIGHT NEW EUROPE FUND

THE BACKDROP

    European markets performed positively in 1998. The favorable economic environment in Europe is no doubt partly attributed to the introduction of the Euro, but it also reflects the cut in interest rates that was undertaken in December as a response to still lower inflation rates and lower demand from overseas. Interest rates are now just 3% in all 11 participating countries in economic and monetary union, and despite cautious comments by the President of the European Central Bank, there is every possibility that monetary policy could be eased further. This should be well received by equity markets. The introduction of the single currency has caused the launch of many new funds on the Continent that are able to invest in the markets of the so-called EMU-11, and this will add to the already considerable demand that exists for European equities.

THE FUND

    The New Europe Fund is being actively managed to capture the economic value that will be created through the structural change occurring across the European continent. The companies that we have chosen for the Fund represent those that will likely play a profitable role in shaping Europe's future, and we believe these stocks should enable investors to realize excellent capital gains over the medium and longer term.

    The Fund has performed well since its launch on November 23, 1998. In this short period under review, the Fund has made 21 investments allocated over all four investment themes, namely the beneficiaries of Economic and Monetary Union
(EMU); smaller companies; privatization; and emerging Eastern Europe. All four themes are represented within the New Europe Fund.

    It is difficult to conventionally portray the asset allocation of the Fund in terms of discrete investment themes. This difficulty results from the fact that many companies can exhibit the characteristics of more than one theme. For example Banque Nationale de Paris is both a beneficiary of EMU and a privatized company. Nevertheless, in anticipation of the introduction of the Euro, there has been a bias towards larger capitalized companies during this initial period, which accounts in part for the strong performance of the Fund.

THE OUTLOOK

    The launch of the Euro has focused the eyes of international investors once again on Europe; the attractions of investing in this region are becoming increasingly apparent. There is every prospect that the Euro will appreciate against other major currencies of the world, albeit not to such an extent that the competitiveness of European industry is significantly undermined. Guinness Flight expects an appreciation of the Euro by less than 10% in 1999.

    This is, however, a time when the outlook for world trade is not exceptionally positive and the trend in expectations for rates of world economic growth is still downwards. Europe is not immune to such forces, and currently we expect the region to grow at around 2% in

1999 after a stronger year of growth in 1998. Concurrently, inflation rates have fallen to below 1% in many European countries. Against such a backdrop, our expectation is for a further cut in interest rates before the summer to between 2.5% and 2.75%. Therefore, while the prospect of a general improvement in the trading environment for European companies is set to remain low, the earnings outlook for many European corporations is not necessarily negatively impacted. Not only will the cost of capital likely be lowered once more, but also the focus on improving returns on capital through restructuring and mergers and acquisitions should be sharpened. Some companies already have the scale of operations to make significant advances over the coming years. Others have sufficiently strong balance sheets to achieve the increased scale and focus necessary to deliver superior returns. Many such companies are privatized companies, but this is by no means exclusive to such a subset of the universe of stocks in which this Fund can invest. The prospect of continued low nominal interest rates should also in itself continue the shift in savings patterns being witnessed across the Continent in favor of equities over other asset classes and stimulate the further out-performance of the financial sector in general.

    During the next few months, we expect Continental investors to continue to alter their portfolios to adjust to the situation whereby the currency risk of investing in markets outside their national boundaries has been removed by the introduction of the Euro. Such portfolio managers have as a consequence a new benchmark against which to invest. Many of these investors will have a lower acquaintance with such new opportunities and are likely to focus on the larger, more recognizable companies especially if they are common to many European indices. This is likely to lead in the shorter term to the out-performance of such companies compared with other stocks. The New Europe Fund will therefore initially adopt an investment stance that is biased towards such blue chip performance.

    This, however, should not be interpreted as a longer-term aversion to either smaller companies or opportunities in Eastern Europe. Indeed the benefits of investing in dynamic smaller companies have already been demonstrated within the New Europe Fund. Many smaller companies are by their nature more capable of thriving in these conditions of rapid, profound and structural change. Emerging Eastern European markets have demonstrated their ability to develop with little regard to events in Russia. The continued convergence of the Greek and Portuguese economies with the rest of the European Union has led to significant structural change and high investment returns. Over the next five years, investments made in the markets of Poland, Hungary and the Czech Republic could well deliver similarly handsome returns.

    While European economies in general may see some slowing in 1999, we believe the investment arena will continue to offer attractive equities, especially in the areas which are associated with the fundamental structural change taking place across the European continent. In short, we view an investment in this Fund as a means to participate in Europe's bright future.

-- David Potts, Jeremy Podger, Maureen Taylor & Camilla Reeves

                                NEW EUROPE FUND
--------------------------------------------------------------------------------
                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------
                            KEY PORTFOLIO STATISTICS
                                 AS OF 12/31/98

# of Holdings in the
 Portfolio:                            26
Portfolio Turnover:                 0.00%
% of Stocks in Top 10:             46.48%

                                 FUND MANAGERS:
                           David Potts, Jeremy Podger
                         Maureen Taylor, Camilla Reeves

           TOP 10 HOLDINGS (%)
 ---------------------------------------
Novartis AG                         5.76%
CGU PLC                             5.69%
National Power PLC                  5.47%
Shell Transport & Trading           5.25%
Rolls Royce PLC                     4.74%
Nokia OYJ                           4.37%
Heineken                            4.27%
Ceske Radiokomunikace               4.20%
AXA Company                         4.07%
Tele Danmark                        3.96%
            TOP 5 SECTORS (%)
 ---------------------------------------
Insurance                          13.72%
Telecom                            10.37%
Utility                             8.83%
Oil Gas Refining                    7.21%
Food/Beverage                       6.40%
           TOP 5 COUNTRIES (%)
 ---------------------------------------
U.K.                               21.15%
Germany                             9.37%
France                              9.10%
Italy                               8.54%
Finland                             8.00%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
NEW EUROPE FUND AND THE FT/S&P ACTUARIES WORLD INDEX
                                                                                                     Guinness Flight New Europe Fund
11/23/1998*
11/30/98
12/31/98
*Inception date
Total Return
Since Inception
7.12%
Past performance is not predictive of future performance

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
NEW EUROPE FUND AND THE FT/S&P ACTUARIES WORLD INDEX
11/23/1998*                                                                                            $10,000
11/30/98                                                                                               $10,088
12/31/98                                                                                               $10,712
*Inception date
Total Return
Since Inception
7.12%
Past performance is not predictive of future performance

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
NEW EUROPE FUND AND THE FT/S&P ACTUARIES WORLD INDEX
                                                                                                       FT/S&P Actuaries World Index,
                                                                                                                              Europe
11/23/1998*                                                                                                                  $10,000
11/30/98                                                                                                                      $9,977
12/31/98                                                                                                                     $10,062
*Inception date
Total Return
Since Inception
7.12%
Past performance is not predictive of future performance

                        GUINNESS FLIGHT NEW EUROPE FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

DECEMBER 31, 1998

----------------------------------------------------------------------------------------

SHARES       COMMON STOCKS: 83.18%                                                 VALUE
----------------------------------------------------------------------------------------
             AUSTRIA: 2.34%
       125   Austria Tabak...................................................  $   9,580
                                                                               ---------
             CZECH REPUBLIC: 4.20%
       533   Ceske Radiokomunikace - GDR*....................................     17,189
                                                                               ---------
             DENMARK: 3.96%
       120   Tele Danmark 'B'................................................     16,197
                                                                               ---------
             FINLAND: 8.00%
     1,179   Fortum*.........................................................      8,040
       147   Nokia OYJ - K shares............................................     17,874
       153   Tieto Corp......................................................      6,811
                                                                               ---------
             Total Finland...................................................     32,725
                                                                               ---------
             FRANCE: 9.10%
        43   Alcatel.........................................................      5,261
       115   AXA Company.....................................................     16,661
        71   Banque National De Paris........................................      5,844
        13   Promodes........................................................      9,449
                                                                               ---------
             Total France....................................................     37,215
                                                                               ---------
             GERMANY: 9.37%
       140   DaimlerChrysler AG..............................................     13,811
       135   Kamps AG*.......................................................      8,744
       124   Metro AG........................................................      9,890
        75   Sixt AG.........................................................      5,892
                                                                               ---------
             Total Germany...................................................     38,337
                                                                               ---------
             ITALY: 8.54%
       387   Assicurazioni Generali SPA......................................     16,174
       360   Rolo Banca SPA..................................................      9,749
     1,058   Telecom Italia SPA..............................................      9,016
                                                                               ---------
             Total Italy.....................................................     34,939
                                                                               ---------
             NETHERLANDS: 4.27%
       290   Heineken........................................................     17,443
                                                                               ---------
             SPAIN: 6.49%
       388   Corp Financiera Reunida.........................................      5,638
       520   Endesa SA.......................................................     13,757

                        GUINNESS FLIGHT NEW EUROPE FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

DECEMBER 31, 1998 CONTINUED

----------------------------------------------------------------------------------------

SHARES                                                                             VALUE
----------------------------------------------------------------------------------------
             SPAIN: (CONTINUED)
       400   Funespana SA....................................................  $   7,107
                                                                               ---------
             Total Spain.....................................................     26,502
                                                                               ---------
             SWITZERLAND: 5.76%
        12   Novartis AG.....................................................     23,577
                                                                               ---------
             UNITED KINGDOM: 21.15%
     1,490   CGU PLC.........................................................     23,288
     2,600   National Power PLC..............................................     22,370
     4,685   Rolls Royce PLC.................................................     19,376
     3,500   Shell Transport & Trading.......................................     21,466
                                                                               ---------
             Total United Kingdom............................................     86,500
                                                                               ---------
             TOTAL INVESTMENTS IN SECURITIES
               (Identified Cost $324,202+): 83.18%...........................    340,204
                                                                               ---------
             OTHER ASSETS LESS LIABILITIES: 16.82%...........................     68,769
                                                                               ---------
             NET ASSETS: 100.00%.............................................  $ 408,973
                                                                               ---------
                                                                               ---------

 * Non-income producing security.
 + Cost for federal tax purposes is the same.
Net unrealized appreciation consists of:
    Gross unrealized appreciation....................  $    17,090
    Gross unrealized depreciation....................       (1,088)
                                                       -----------
                                                       $    16,002
                                                       -----------
                                                       -----------

See accompanying notes to financial statements.

                        GUINNESS FLIGHT NEW EUROPE FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY (UNAUDITED)

DECEMBER 31, 1998

-------------------------------------------------------------------------------------

                                                                             % OF
INDUSTRY                                                                  NET ASSETS
-------------------------------------------------------------------------------------

Automotive..............................................................        3.38%
Banking.................................................................        5.19
Computer Software.......................................................        1.67
Food/Beverage...........................................................        6.40
Insurance...............................................................       13.72
Manufacturers...........................................................        4.74
Medical - Drugs.........................................................        5.76
Oil/Petroleum Refining..................................................        7.21
Real Estate.............................................................        1.74
Retail..................................................................        6.17
Telecommunications......................................................       10.37
Telecommunications Equipment............................................        5.66
Tobacco.................................................................        2.34
Utility.................................................................        8.83
                                                                          -----------
TOTAL INVESTMENTS IN SECURITIES.........................................       83.18
OTHER ASSETS LESS LIABILITIES...........................................       16.82
                                                                          -----------
NET ASSETS..............................................................      100.00%
                                                                          -----------
                                                                          -----------

See accompanying notes to financial statements.

                        GUINNESS FLIGHT NEW EUROPE FUND

STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1998
------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $324,202)......................  $ 340,204
Cash.....................................................................    163,687
Receivables:
    Fund shares sold.....................................................     25,732
    Dividends and interest...............................................        299
    Due from Advisor (Note 3)............................................      1,480
                                                                           ---------
    Total assets.........................................................    531,402
                                                                           ---------

LIABILITIES
Payables:
    Securities purchased.................................................    121,548
    Unrealized loss on forward foreign currency contracts (Note 6).......        128
Accrued expenses.........................................................        753
                                                                           ---------
    Total liabilities....................................................    122,429
                                                                           ---------
    NET ASSETS...........................................................  $ 408,973
                                                                           ---------
                                                                           ---------

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($408,973/30,534 shares outstanding; unlimited number of shares
    authorized without par value)........................................     $13.39
                                                                              ------
                                                                              ------
SOURCE OF NET ASSETS
    Paid-in capital......................................................  $ 392,598
    Undistributed net investment income..................................         --
    Undistributed net realized gain on investments.......................         87
    Net unrealized appreciation on:
        Investments......................................................     16,002
        Foreign Currency.................................................        286
                                                                           ---------
            NET ASSETS...................................................  $ 408,973
                                                                           ---------
                                                                           ---------

See accompanying notes to financial statements.

                        GUINNESS FLIGHT NEW EUROPE FUND

STATEMENT OF OPERATIONS

------------------------------------------------------------------------------------
                                                                 NOVEMBER 23, 1998*
                                                                       THROUGH
                                                                  DECEMBER 31, 1998
------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Interest.......................................................       $     312
                                                                       --------
    Total investment income....................................             312
                                                                       --------

EXPENSES
Advisory fees (Note 3).........................................             207
Custodian......................................................             200
Accounting.....................................................           1,244
Transfer agent fees............................................             200
Insurance......................................................              13
Registration fees..............................................             353
                                                                       --------
    Total expenses.............................................           2,217
    Commitment fee on credit line..............................               6
    Less: Expenses reimbursed (Note 3).........................          (1,814)
                                                                       --------
    Net expenses...............................................             409
                                                                       --------
        NET INVESTMENT LOSS....................................             (97)
                                                                       --------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS....................
Net realized gain from foreign currency........................              87
Net change in unrealized appreciation on:
    Investments................................................          16,002
    Foreign currency...........................................             286
                                                                       --------
    Net realized and unrealized gain on investments............          16,375
                                                                       --------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...       $  16,278
                                                                       --------
                                                                       --------

*          Commencement of operations.

See accompanying notes to financial statements.

                        GUINNESS FLIGHT NEW EUROPE FUND

STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------

                                                                 NOVEMBER 23, 1998*
                                                                       THROUGH
                                                                  DECEMBER 31, 1998
------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment loss............................................      $       (97)
Net realized gain on foreign currency..........................               87
Net change in unrealized appreciation on:
    Investments................................................           16,002
    Foreign currency...........................................              286
                                                                      ----------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...           16,278
                                                                      ----------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold......................................          292,695
Net asset value of shares issued on reinvestment of
  distributions................................................               --
Cost of shares redeemed........................................               --
                                                                      ----------
NET INCREASE FROM CAPITAL SHARE TRANSACTIONS...................          292,695
                                                                      ----------
    TOTAL INCREASE IN NET ASSETS...............................          308,973
                                                                      ----------
NET ASSETS
Beginning of period............................................          100,000
                                                                      ----------
End of period (including undistributed net investment income
  of $0).......................................................      $   408,973
                                                                      ----------
                                                                      ----------
CHANGES IN SHARES
Shares sold....................................................           22,534
Shares reinvested from distributions...........................               --
Shares redeemed................................................               --
                                                                      ----------
    Net Increase...............................................      $    22,534
                                                                      ----------
                                                                      ----------

*          Commencement of operations.

See accompanying notes to financial statements.

                        GUINNESS FLIGHT NEW EUROPE FUND

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

--------------------------------------------------------------------------------------
                                                                  NOVEMBER 23, 1998*
                                                                        THROUGH
                                                                   DECEMBER 31, 1998
--------------------------------------------------------------------------------------
Net asset value, beginning of period...........................        $   12.50
                                                                         -------
Income from investment operations:
  Net realized and unrealized gain on investments..............             0.89
                                                                         -------
Total from investment operations...............................             0.89
                                                                         -------
Net asset value, end of period.................................        $   13.39
                                                                         -------
                                                                         -------
Total return...................................................             7.12 %++

Ratios/supplemental data:
Net assets, end of period (thousands)..........................        $     409
Ratio of expenses to average net assets:
  Before expense reimbursement.................................            10.48 %+
  After expense reimbursement..................................             1.98 %+
Ratio of net investment income to average net assets:
  Before expense reimbursement.................................            (9.01)%+
  After expense reimbursement..................................            (0.46)%+
Portfolio turnover rate........................................             0.00 %

*          Commencement of operations.
+          Annualized
++         Not Annualized

See accompanying notes to financial statements.

GUINNESS FLIGHT WIRED-REGISTERED TRADEMARK- INDEX FUND

THE BACKDROP

    It was a busy and exciting "year" for the Wired-Registered Trademark- Index Fund, albeit a year for the Fund that was only two weeks long. Since the Fund's launch on December 15, the excitement generated by the idea has been exceptional. We wish to welcome all of our new shareholders and we look forward to watching this Fund grow with you.

THE FUND

    The significant cash flows into the Fund beginning with the Fund's launch caused some tracking error. This problem, by its nature, is self-correcting, as the Fund gains in size. While this cash infusion-induced tracking error is now minimal, it does largely account for the Fund's under-performance relative to the Wired Index-TM- during those first two weeks of its existence. The Fund was up 11.60% from launch through year-end while the Wired Index-TM- was up 14.11% over the same time period.

    Under the Wired Index construction rules, the Index is rebalanced annually. This rebalancing, which is done just after the financial markets are closed for the year, causes all of the constituent stocks to be weighted by market capitalization. This market capitalization policy is subject to a ceiling of $10 billion, which is designed to keep a few component issues from dominating the Index. As it turns out, 30 of the 40 stocks in the Index are at or above the $10 billion ceiling, causing them to be equally weighted. The weightings for the remaining 10 stocks are calculated using their actual market capitalization.

    Because this report illustrates the portfolio before rebalancing, the current weightings of the 40 stocks in the portfolio are markedly different from the positions contained in this report. You will note that America Online was the largest holding at year-end with a 10.66% weighting. Due to the rebalancing feature, this position started the year at 3.0375%. All 30 stocks with a market cap of $10 billion or greater started the year with this weighting. As a result, the top 30 stocks equal 91.125% of the rebalanced index.

THE OUTLOOK

    The change that is brought about by the shift from an industrial economy to an information economy is revolutionary. Despite the high profile accorded to the Internet, there is much more to the new economy. WIRED magazine has done an excellent job of articulating this vision within the pages of their magazine and with the creation of this Index. We are excited about the prospects for the Wired-Registered Trademark- Index Fund and about the opportunity it provides for you to participate in the New Economy.

-- Doug Blatch

                     WIRED-REGISTERED TRADEMARK- INDEX FUND
--------------------------------------------------------------------------------
                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------
                            KEY PORTFOLIO STATISTICS
                                 AS OF 12/31/98

# of Holdings in the
 Portfolio:                            40
Portfolio Turnover:                 0.11%
% of Stocks in Top 10:             49.63%

                                 FUND MANAGERS:
                                  Doug Blatch,
                                Domenico Ferrini

           TOP 10 HOLDINGS (%)
 ---------------------------------------
America Online                     10.68%
Dell Computer Corp.                 5.65%
Nokia Corp.                         5.62%
EMC Corp.                           5.02%
Lucent Technologies                 4.46%
Cisco Systems                       4.05%
MCI Worldcom                        3.84%
Sun Microsystems                    3.48%
Microsoft Corp.                     3.48%
Wal-Mart Stores Inc.                3.35%
            TOP 5 SECTORS (%)
 ---------------------------------------
Telecom.                           12.18%
Internet/New Media                 13.99%
Computer Manufact.                  5.65%
Wireless Comm. Equipment            5.62%
Software                            5.03%
           TOP 5 COUNTRIES (%)
 ---------------------------------------
United States                      83.12%
Finland                             5.62%
Germany                             2.55%
Australia                           1.92%
United Kingdom                      1.34%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
                    WIRED -REGISTERED TRADEMARK- INDEX FUND AND WIRED INDEX-TM-
                                    AND NASDAQ COMPOSITE INDEX

12/15/1998*
12/31/98
*Inception date
Total Return
Since Inception
11.60%
Past performance is not predictive of future performance

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
                    WIRED -REGISTERED TRADEMARK- INDEX FUND AND WIRED INDEX-TM-
                                    AND NASDAQ COMPOSITE INDEX
                                                                                                                     Guinness Flight
                                                                                                         Wired-Registered Trademark-
                                                                                                                          Index Fund
12/15/1998*                                                                                                                  $10,000
12/31/98                                                                                                                     $11,160
*Inception date
Total Return
Since Inception
11.60%
Past performance is not predictive of future performance

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
                    WIRED -REGISTERED TRADEMARK- INDEX FUND AND WIRED INDEX-TM-
                                    AND NASDAQ COMPOSITE INDEX
                                                                                                                      Wired
                                                                                                                  Index-TM-
12/15/1998*                                                                                                         $10,000
12/31/98                                                                                                            $11,411
*Inception date
Total Return
Since Inception
11.60%
Past performance is not predictive of future performance

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
                    WIRED -REGISTERED TRADEMARK- INDEX FUND AND WIRED INDEX-TM-
                                    AND NASDAQ COMPOSITE INDEX
                                                                                                         Nasdaq Composite Index
12/15/1998*                                                                                                             $10,000
12/31/98                                                                                                                $10,898
*Inception date
Total Return
Since Inception
11.60%
Past performance is not predictive of future performance

             GUINNESS FLIGHT WIRED-REGISTERED TRADEMARK- INDEX FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

DECEMBER 31, 1998

----------------------------------------------------------------------------------------

SHARES       COMMON STOCKS: 95.49%                                                 VALUE
----------------------------------------------------------------------------------------
             AGRI-CHEMICALS: 1.83%
     3,640   Monsanto Co...................................................  $   172,900
                                                                             -----------
             AIR TRANSPORT: 1.50%
     2,380   AMR Corp......................................................      141,313
                                                                             -----------
             AUTOMOBILE: 2.55%
     2,507   DaimlerChrysler AG*...........................................      240,829
                                                                             -----------
             BANKING: 1.81%
     2,459   State Street Corp.............................................      171,054
                                                                             -----------
             BIOLOGICAL RESEARCH: 0.24%
       349   Affymetrix Inc.*..............................................        8,507
       367   Incyte Pharmaceuticals Inc.*..................................       13,717
                                                                             -----------
             Total Biological Research.....................................       22,224
                                                                             -----------
             COMPUTER COMMUNICATION EQUIPMENT: 4.05%
     4,114   Cisco Systems Inc.*...........................................      381,831
                                                                             -----------
             COMPUTER MANUFACTURING: 5.65%
     7,281   Dell Computer Corp.*..........................................      532,878
                                                                             -----------
             COMPUTER PROCESSING & DATA PREPARATION: 0.26%
       797   Acxiom Corp.*.................................................       24,707
                                                                             -----------
             COMPUTER STORAGE DEVICES: 5.02%
     5,573   EMC Corp./Mass*...............................................      473,705
                                                                             -----------
             COMPUTERS: 3.48%
     3,835   Sun Microsystems Inc.*........................................      328,372
                                                                             -----------
             CONSUMER ELECTRONICS: 1.28%
     1,685   Sony Corp.....................................................      120,899
                                                                             -----------
             ENERGY/PETROLEUM: 2.23%
     3,679   Enron Corp....................................................      209,933
                                                                             -----------
             ENTERTAINMENT: 1.47%
     4,631   Walt Disney Co................................................      138,930
                                                                             -----------
             FINANCIAL SERVICES: 5.02%
     5,469   Charles Schwab & Co. Inc......................................      307,289

             GUINNESS FLIGHT WIRED-REGISTERED TRADEMARK- INDEX FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

DECEMBER 31, 1998 CONTINUED

----------------------------------------------------------------------------------------

SHARES                                                                             VALUE
----------------------------------------------------------------------------------------
             FINANCIAL SERVICES: (CONTINUED)
     5,228   First Data Corp...............................................  $   165,662
                                                                             -----------
             Total Financial Services......................................      472,951
                                                                             -----------
             HOTEL MANAGEMENT: 2.40%
     7,818   Marriott International........................................      226,722
                                                                             -----------
             INDUSTRY MACHINERY: 2.30%
     5,076   Applied Materials*............................................      216,682
                                                                             -----------
             INSURANCE: 2.16%
     2,109   American International Group..................................      203,782
                                                                             -----------
             INTERNET/NEW MEDIA: 13.99%
     1,318   Yahoo! Inc.*..................................................      312,284
     6,294   America Online Inc.*..........................................    1,007,040
                                                                             -----------
             Total Internet/New Media......................................    1,319,324
                                                                             -----------
             MEASURING & CONTROLLING DEVICES: 0.42%
     2,314   Thermo Electron Corp.*........................................       39,193
                                                                             -----------
             MEDIA: 3.27%
     6,853   News Corp. Cayman ADR.........................................      181,176
     2,000   Reuters Group PLC-Spons ADR...................................      126,750
                                                                             -----------
             Total Media...................................................      307,926
                                                                             -----------
             OIL, GAS SERVICES: 0.93%
     1,899   Schlumberger Ltd..............................................       87,591
                                                                             -----------
             PHARMACEUTICALS: 2.20%
     2,983   Smithkline Beecham PLC........................................      207,319
                                                                             -----------
             RETAIL: 3.34%
     3,877   Wal-Mart Stores Inc...........................................      315,732
                                                                             -----------
             SATELLITE TELECOMMUNICATION: 0.27%
     1,253   Globalstar Telecommunication*.................................       25,217
                                                                             -----------
             SEMI-CONDUCTORS: 2.73%
     2,176   Intel Corp....................................................      257,992
                                                                             -----------
             SOFTWARE: 5.02%
     2,366   Microsoft Corp.*..............................................      328,135
     3,895   Parametric Technology Corp.*..................................       63,294

             GUINNESS FLIGHT WIRED-REGISTERED TRADEMARK- INDEX FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

DECEMBER 31, 1998 CONTINUED

----------------------------------------------------------------------------------------

SHARES                                                                             VALUE
----------------------------------------------------------------------------------------
             SOFTWARE: (CONTINUED)
     3,394   Peoplesoft Inc.*..............................................  $    64,274
       397   Wind River Systems*...........................................       18,659
                                                                             -----------
             Total Software................................................      474,362
                                                                             -----------
             SPECIALTY STEEL: 0.61%
     1,344   Nucor Corp....................................................       58,127
                                                                             -----------
             TELECOMMUNICATIONS: 12.18%
     5,624   Cable & Wireless PLC*.........................................      205,979
     3,829   Lucent Technologies...........................................      421,190
     5,055   MCI Worldcom Inc.*............................................      362,696
     3,176   Qwest Communications*.........................................      158,800
                                                                             -----------
             Total Telecommunications......................................    1,148,665
                                                                             -----------
             TRANSPORT: 1.66%
     1,759   FDX Corp.*....................................................      156,551
                                                                             -----------
             WIRELESS COMMUNICATION EQUIPMENT: 5.62%
     4,400   Nokia Corp....................................................      529,925
                                                                             -----------
             TOTAL INVESTMENTS IN SECURITIES
               (Identified Cost 8,595,650+): 95.49%........................    9,007,636
                                                                             -----------
             OTHER ASSETS LESS LIABILITIES: 4.51%..........................      425,661
                                                                             -----------
             NET ASSETS: 100.00%...........................................  $ 9,433,297
                                                                             -----------
                                                                             -----------

    *      Non-income producing security.
    +      Cost for federal tax purposes is the same.
Net unrealized appreciation consists of:
    Gross unrealized appreciation................................................  $ 425,395
    Gross unrealized depreciation................................................    (13,409)
                                                                                   ---------
                                                                                   $ 411,986
                                                                                   ---------
                                                                                   ---------

See accompanying notes to financial statements.

             GUINNESS FLIGHT WIRED-REGISTERED TRADEMARK- INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1998
------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $8,595,650).................  $  9,007,636
Cash..................................................................     2,185,303
Receivables:
    Securities sold...................................................         9,970
    Fund shares sold..................................................       891,786
    Dividends and interest............................................         4,163
                                                                        ------------
    Total assets......................................................    12,098,858
                                                                        ------------

LIABILITIES
Payables:
    Securities purchased..............................................     2,660,568
    Fund shares redeemed..............................................         2,674
Due to Advisor (Note 3)...............................................           558
Accrued expenses......................................................         1,761
                                                                        ------------
    Total liabilities.................................................     2,665,561
                                                                        ------------

NET ASSETS............................................................  $  9,433,297
                                                                        ------------
                                                                        ------------

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($9,433,297/676,105 shares outstanding; unlimited number of shares
    authorized without par value).....................................        $13.95
                                                                              ------
                                                                              ------
SOURCE OF NET ASSETS
    Paid-in capital...................................................  $  9,019,025
    Undistributed net investment income...............................         1,255
    Undistributed net realized gain on investments....................         1,031
    Net unrealized appreciation on investments........................       411,986
                                                                        ------------
            NET ASSETS................................................  $  9,433,297
                                                                        ------------
                                                                        ------------

See accompanying notes to financial statements.

             GUINNESS FLIGHT WIRED-REGISTERED TRADEMARK- INDEX FUND

STATEMENT OF OPERATIONS

------------------------------------------------------------------------------------
                                                                 DECEMBER 15, 1998*
                                                                       THROUGH
                                                                  DECEMBER 31, 1998
------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends......................................................      $       951
Interest.......................................................            3,211
                                                                      ----------
    Total investment income....................................            4,162
                                                                      ----------

EXPENSES
Advisory fees (Note 3).........................................            1,771
Custodian......................................................              530
Accounting.....................................................              625
Transfer agent fees............................................              200
Registration fees..............................................              723
Miscellaneous..................................................              131
                                                                      ----------
    Total expenses.............................................            3,980
    Commitment fee on credit line..............................              141
    Less: Expenses reimbursed (Note 3).........................           (1,214)
                                                                      ----------
    Net expenses...............................................            2,907
                                                                      ----------
        NET INVESTMENT INCOME..................................            1,255
                                                                      ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments.............................            1,031
Net change in unrealized appreciation on investments...........          411,986
                                                                      ----------
Net realized and unrealized gain on investments................          413,017
                                                                      ----------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...      $   414,272
                                                                      ----------
                                                                      ----------

*          Commencement of operations.

See accompanying notes to financial statements.

             GUINNESS FLIGHT WIRED-REGISTERED TRADEMARK- INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------

                                                                 DECEMBER 15, 1998*
                                                                       THROUGH
                                                                  DECEMBER 31, 1998
------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income..........................................     $       1,255
Net realized gain from investments.............................             1,031
Net change in unrealized appreciation on investments...........           411,986
                                                                 -------------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...           414,272
                                                                 -------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold......................................         9,038,161
Net asset value of shares issued on reinvestment of
  distributions................................................                --
Cost of shares redeemed........................................          (569,136)
                                                                 -------------------
NET INCREASE FROM CAPITAL SHARE TRANSACTIONS...................         8,469,025
                                                                 -------------------
    TOTAL INCREASE IN NET ASSETS...............................         8,883,297
                                                                 -------------------

NET ASSETS
Beginning of period............................................           550,000
                                                                 -------------------
End of period (including undistributed net investment income
  of $1,255)...................................................     $   9,433,297
                                                                 -------------------
                                                                 -------------------

CHANGES IN SHARES
Shares sold....................................................           677,474
Shares reinvested from distributions...........................                --
Shares redeemed................................................           (45,369)
                                                                 -------------------
    Net Increase...............................................     $     632,105
                                                                 -------------------
                                                                 -------------------

*          Commencement of operations.

See accompanying notes to financial statements.

             GUINNESS FLIGHT WIRED-REGISTERED TRADEMARK- INDEX FUND

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

----------------------------------------------------------------------------------------
                                                                    DECEMBER 15, 1998*
                                                                          THROUGH
                                                                     DECEMBER 31, 1998
----------------------------------------------------------------------------------------
Net asset value, beginning of period.............................        $  $12.50
                                                                           -------
Income from investment operations:
  Net realized and unrealized gain on investments................             1.45
                                                                           -------
Total from investment operations.................................             1.45
                                                                           -------
Net asset value, end of period...................................        $  $13.95
                                                                           -------
                                                                           -------
Total return.....................................................            11.60 %++

Ratios/supplemental data:
Net assets, end of period (thousands)............................        $  $9,433
Ratio of expenses to average net assets:
  Before expense reimbursement...................................             1.97 %+
  After expense reimbursement....................................             1.35 %+
Ratio of net investment income to average net assets:
  Before expense reimbursement...................................             0.02 %+
  After expense reimbursement....................................             0.60 %+
Portfolio turnover rate..........................................             0.11 %

*          Commencement of operations.
+          Annualized
++         Not Annualized

See accompanying notes to financial statements.

GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

THE BACKDROP

    The continuation of global disinflation, expectations of slower world growth and the relaxation of monetary policy, particularly in the U.S. made 1998 a good year for the global bond markets and for the Global Government Bond Fund.

    The markets finally seem to be accepting our long-held premise that growth in the global economy does not necessarily translate to higher inflation. This, coupled with Japan and Asia holding back economic growth, has allowed inflation risk premia to virtually disappear in the pricing of fixed income securities. The globalization of the world economy has applied a considerable downside influence on inflation; indeed globalization both spurs growth while simultaneously increasing competition. The introduction of the Euro is an example of global competition resulting in improved efficiencies. The Euro is by any measure a historic development. Its introduction is confirmation that companies, countries, and in this case an entire continent, are being forced to wring inefficiencies from their economies. These competitive forces are applying pressure on a global scale and account for the concert between disinflation and growth.

    Despite all of the good news from the U.S. economy, the U.S. continues to run a very large and growing current account deficit with the rest of the world. This is largely a result of the strong U.S. economy and, despite some recent weakness, the sustained strength of the U.S. Dollar. Part of this strength in the U.S. Dollar is due to the continued strength of the U.S. financial markets. At some point the U.S. current account deficit will need to move into a more balanced position. A weakening U.S. Dollar is a natural market force to correct this problem.

THE FUND

    For the year ended December 31, 1998, the Fund had an average annual total return of 17.89%, compared with a 15.29% performance over the same period for the Fund's benchmark index, the Salomon Brother's World Government Bond Index. For the three years ended December 31, 1998, the Fund had an average annual total return of 8.80%. We are pleased that this performance has earned the Fund a four-star rating from Morningstar(1) among 211 funds in its International Bond Fund category.

------------------------------

(1)Morningstar proprietary ratings reflect historical risk-adjusted return as of 12/31/98 and are subject to change every month. Morningstar ratings are calculated from the Fund's 3-year average annual return in excess of 90-day Treasury-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10 percent of the funds in an investment category receive 5 stars; the next 22.5 percent receive 4 stars.

THE OUTLOOK

    The world's Central Banks are hoping that U.S. economic growth does not stall before the rest of the world has had time to recover from the global market volatility. With commodity prices so low and export competition as intense as ever, even a modest recession could tip the balance from disinflation to deflation. However, all the signs indicate that this threat will likely not materialize as Central Banks have proven to be vigilant. Nevertheless, a period of consolidation by the U.S. consumer should be expected. The manufacturing side of the U.S. economy will take time to recover, as it is burdened by high wage costs, the inability to raise margins and stiff overseas competition. Consolidation, cost cutting and reduced investment plans should remain the trend through the first half of 1999. We expect the second half of 1999 to look brighter for major markets as low interest rates, together with a modest fiscal stimulus ahead of next year's election in the U.S., should enable a gradual global economic recovery.

    As the year progresses, we anticipate another bond rally, as the rate of growth disappoints. A final flight to quality should be forthcoming, driving U.S. Treasury yields back to their lows. Commodity prices should trough very early in the year and start to rise through 1999 in anticipation of a global recovery. A combination of stronger growth, rising commodities and fiscal relaxation should cause a temporary halt to the long-term rally in bonds.

    On the currency side, we expect the U.S. Dollar to likely weaken versus the Euro, as U.S. rates should fall further than current consensus expectations. The Euro will benefit from a large current account surplus, prospective fiscal relaxation and growing use as a reserve currency. Sterling should remain closely correlated with the U.S. Dollar, and we expect the Japanese Yen to trade in its present range until economic recovery there is on a sound footing.

-- Michael J. W. Daley

                          GLOBAL GOVERNMENT BOND FUND
--------------------------------------------------------------------------------
                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------
                            KEY PORTFOLIO STATISTICS
                                 AS OF 12/31/98

# of Holdings in Portfolio:           15
Portfolio Turnover:              166.72%
% of Stocks in Top 5:             50.02%

                                 FUND MANAGER:
                                 Michael Daley

           TOP 5 HOLDINGS (%)
 ---------------------------------------
U.S. Treasury Note 6.250%
 02/15/2007                        17.07%
U.S. Treasury Note 5.500%
 02/15/2008                        11.26%
Deutschland Republic 5.250%
 01/04/2008                         9.59%
Deutschland Republic 5.625%
 01/04/2028                         7.14%
U.S. Treasury
 Note 4.750% 11/15/2008             4.96%
           CURRENCY ALLOCATION
 ---------------------------------------
Deutsche Mark                      39.06%
U.S. Dollar                        32.96%
Japanese Yen                       17.45%
U.K. Sterling                       5.04%
ECU                                 2.42%
           TOP 5 COUNTRIES (%)
 ---------------------------------------
United States                      43.16%
Germany                            16.72%
United Kingdom                      9.89%
Japan                               5.17%
Belgium                             4.81%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
           THE GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND AND
            THE SALOMON BROTHERS' WORLD GOVERNMENT BOND INDEX

                                                                                 Guinness Flight     Salomon Brothers'
                                                                               Global Government      World Government
                                                                                       Bond Fund            Bond Index
6/30/94*                                                                                 $10,000               $10,000
9/30/94                                                                                   $9,754               $10,117
12/31/94                                                                                  $9,767               $10,166
3/31/95                                                                                  $10,093               $11,278
6/30/95                                                                                  $10,638               $11,879
9/30/95                                                                                  $10,809               $11,755
12/30/95                                                                                 $11,183               $12,102
3/31/96                                                                                  $11,083               $11,875
6/30/96                                                                                  $11,197               $11,923
9/30/96                                                                                  $11,378               $12,248
12/31/96                                                                                 $11,877               $12,540
3/31/97                                                                                  $11,485               $12,021
6/30/97                                                                                  $11,732               $12,386
9/30/97                                                                                  $12,055               $12,543
12/31/97                                                                                 $12,218               $12,569
3/31/98                                                                                  $12,298               $12,668
6/30/98                                                                                  $12,672               $12,919
9/30/98                                                                                  $14,059               $13,994
12/31/98                                                                                 $14,404               $14,491
* Inception date.
Average Annual Total Return
One Year                                                                             Three Years       Since Inception
17.89%                                                                                     8.80%                 8.43%
Past performance is not predictive of future performance

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

DECEMBER 31, 1998

--------------------------------------------------------------------------------

PRINCIPAL AMOUNT GOVERNMENT BONDS: 88.84%                                  VALUE
--------------------------------------------------------------------------------
                 BELGIUM: 4.81%
 BEF 16,509,000  Belgium Government                                  $   538,489
                   5.750% 03/28/2008...............................
                                                                     -----------
                 UNITED KINGDOM: 9.89%
 L      292,000  United Kingdom Gilts                                    553,625
                   8.000% 06/10/2003...............................
 L      297,000  United Kingdom Gilts                                    553,978
                   6.750% 11/26/2004...............................
                                                                     -----------
                 Total United Kingdom..............................    1,107,603
                                                                     -----------
                 FRANCE: 2.05%
 FF   1,164,000  French OAT                                              229,531
                   5.250% 04/25/2008...............................
                                                                     -----------
                 GERMANY: 16.72%
  DM  1,622,000  Deutschland Republic                                  1,074,362
                   5.250% 01/04/2008...............................
  DM  1,182,000  Deutschland Republic                                    799,223
                   5.625% 01/04/2028...............................
                                                                     -----------
                 Total Germany.....................................    1,873,585
                                                                     -----------
                 JAPAN: 5.17%
 US$    210,000  International Finance Corp.                             212,835
                   5.500% 02/18/2003...............................
 US$    355,000  Tokyo Metro                                             366,538
                   6.125% 03/27/2006...............................
                                                                     -----------
                 Total Japan.......................................      579,373
                                                                     -----------
                 NETHERLANDS: 4.81%
   NLG  919,000  Netherlands Government                                  538,574
                   5.250% 07/15/2008...............................
                                                                     -----------
                 SPAIN: 2.23%
  ESP   200,000  Spanish Government                                      249,359
                   5.150% 07/30/2009...............................
                                                                     -----------
                 UNITED STATES: 43.16%
 US$    531,000  U.S. Treasury Note                                      552,572
                   5.750% 04/30/2003...............................

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

DECEMBER 31, 1998 CONTINUED

--------------------------------------------------------------------------------

PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
                 UNITED STATES: (CONTINUED)
 US$    492,000  U.S. Treasury Note                                      553,500
                   6.625% 05/15/2007...............................
 US$  1,189,000  U.S. Treasury Note                                  $ 1,260,712
                   5.500% 02/15/2008...............................
 US$  1,743,000  U.S. Treasury Note                                    1,912,399
                   6.250% 02/15/2007...............................
 US$    551,000  U.S. Treasury Note                                      555,476
                   4.750% 11/15/2008...............................
                                                                     -----------
                 Total United States...............................    4,834,659
                                                                     -----------
                 TOTAL GOVERNMENT BONDS
                   (Identified Cost $9,592,758+): 88.84%...........    9,951,173
                                                                     -----------
                 OTHER ASSETS LESS LIABILITIES: 11.16%.............    1,249,579
                                                                     -----------
                 NET ASSETS: 100.00%...............................  $11,200,752
                                                                     -----------
                                                                     -----------

+ Cost for federal income tax purposes is the same.
Net unrealized depreciation consists of:
    Gross unrealized appreciation..................  $   365,890
    Gross unrealized depreciation..................       (7,475)
                                                     -----------
                                                     $   358,415
                                                     -----------
                                                     -----------

See accompaying notes to financial statements.

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1998
------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $9,592,758).................  $  9,951,173
Cash..................................................................     2,138,259
Receivables:
    Interests.........................................................       246,541
    Fund shares sold..................................................        16,725
    Unrealized gain on forward foreign currency contracts (Note 6)....       166,205
Deferred organizational costs, net....................................         6,118
                                                                        ------------
    Total assets......................................................    12,525,021
                                                                        ------------

LIABILITIES
Payables:
    Securities purchased..............................................     1,220,764
    Distributions to shareholders.....................................        31,190
Due to advisor (Note 3)...............................................        39,792
Accrued expenses......................................................        32,523
                                                                        ------------
    Total liabilities.................................................     1,324,269
                                                                        ------------
NET ASSETS............................................................  $ 11,200,752
                                                                        ------------
                                                                        ------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($11,200,752/826,769 shares outstanding; unlimited
    number of shares authorized without par value)....................        $13.55
                                                                              ------
                                                                              ------
SOURCE OF NET ASSETS
    Paid-in capital...................................................  $ 10,492,794
    Undistributed net investment income...............................            --
    Undistributed net realized gain on investments....................       177,754
    Net unrealized appreciation on:
        Investments...................................................       358,415
        Foreign currency..............................................       171,789
                                                                        ------------
            NET ASSETS................................................  $ 11,200,752
                                                                        ------------
                                                                        ------------

See accompanying notes to financial statements.

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

STATEMENT OF OPERATIONS

------------------------------------------------------------------------------------
                                                                     FOR THE YEAR
                                                                        ENDED
                                                                  DECEMBER 31, 1998
------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Interest........................................................     $    493,281
                                                                  ------------------

EXPENSES
Advisory fees (Note 3)..........................................           71,106
Administration fees (Note 3)....................................           23,702
Custodian.......................................................           13,279
Accounting......................................................           39,482
Transfer agent fees.............................................           33,606
Audit fees......................................................           20,728
Legal fees......................................................            5,466
Insurance fees..................................................              973
Trustee's fees..................................................           15,433
Registration fees...............................................           18,341
Reports to shareholders.........................................            4,077
Deferred organization costs amortization........................           11,651
Miscellaneous...................................................              875
                                                                  ------------------
    Total expenses..............................................          258,719
    Interest on loans...........................................            1,298
    Commitment fee on credit line...............................            1,473
    Less: Expenses reimbursed (Note 3)..........................         (191,086)
                                                                  ------------------
    Net expenses................................................           70,404
                                                                  ------------------
        NET INVESTMENT INCOME...................................          422,877
                                                                  ------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investments..............................          626,392
Net realized loss from foreign currency.........................         (126,803)
Net change in unrealized appreciation on investments............          270,419
Net change in unrealized appreciation on foreign currency.......          197,272
                                                                  ------------------
    Net realized and unrealized gain on investments.............          967,280
                                                                  ------------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....     $  1,390,157
                                                                  ------------------
                                                                  ------------------

See accompanying notes to financial statements.

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------
                                                FOR THE YEAR        FOR THE YEAR
                                                   ENDED               ENDED
                                             DECEMBER 31, 1998   DECEMBER 31, 1997
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income......................    $      422,877      $      392,624
Net realized gain from investments.........           626,392              14,042
Net realized loss on foreign currency......          (126,803)           (173,367)
Net change in unrealized appreciation on
  investments..............................           270,419              33,057
Net change in unrealized appreciation
  (depreciation) on foreign currency.......           197,272              (9,398)
                                             ------------------  ------------------
    NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS......................         1,390,157             256,958
                                             ------------------  ------------------
NET EQUALIZATION CREDITS...................            (7,556)             17,583
                                             ------------------  ------------------
DISTRIBUTIONS TO SHAREHOLDERS
Dividends paid from net investment income..          (417,826)           (287,093)
Dividends paid from net taxable gains......          (318,313)            (61,125)
Return of Capital..........................                --             (73,796)
                                             ------------------  ------------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS....          (736,139)           (422,014)
                                             ------------------  ------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold..................         6,879,372           5,720,641
Net asset value of shares issued on
  reinvestment of distributions............           686,191             401,038
Cost of shares redeemed....................        (7,027,191)         (2,522,578)
                                             ------------------  ------------------
NET INCREASE FROM CAPITAL SHARE
  TRANSACTIONS.............................           538,372           3,599,101
                                             ------------------  ------------------
    TOTAL INCREASE IN NET ASSETS...........         1,184,834           3,451,628
                                             ------------------  ------------------
NET ASSETS
Beginning of period........................        10,015,918           6,564,290
                                             ------------------  ------------------
End of period [including undistributed
  (overdistributed), net investment income
  of $0 and $(28,455), respectively].......    $   11,200,752      $   10,015,918
                                             ------------------  ------------------
                                             ------------------  ------------------
CHANGES IN SHARES
Shares sold................................           516,058             467,488
Shares issued from dividend
  distributions............................            52,307              32,950
Shares redeemed............................          (551,277)           (206,794)
                                             ------------------  ------------------
    Net increase (decrease)................    $       17,088      $      293,644
                                             ------------------  ------------------
                                             ------------------  ------------------

See accompanying notes to financial statements.

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

---------------------------------------------------------------------------------------------------------------------
                                                                                                       FROM JUNE 30,
                                                                 FOR THE YEARS ENDED                       1994*
                                                                     DECEMBER 31,                         THROUGH
                                                    ----------------------------------------------      DECEMBER 31,
                                                        1998          1997       1996       1995            1994
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $12.37       $ 12.72    $ 12.77    $ 12.00         $ 12.50
                                                    -------------   --------   --------   --------     --------------
Income from investment operations:
  Net investment income                                  0.58          0.63       0.63       0.69            0.29
  Net realized and unrealized gain (loss) on
    investments...................................       1.58         (0.29)      0.13       1.01           (0.58)
                                                    -------------   --------   --------   --------     --------------
Total from investment operations..................       2.16          0.34       0.76       1.70           (0.29)
                                                    -------------   --------   --------   --------     --------------

Less distributions:
  Dividends paid from net investment income.......      (0.58)        (0.49)     (0.69)     (0.65)          (0.21)
  Dividends paid from taxable net realized
    gains.........................................      (0.40)        (0.11)     (0.12)     (0.28)             --
  Return of capital...............................         --         (0.09)        --         --              --
                                                    -------------   --------   --------   --------     --------------
Total distributions...............................      (0.98)        (0.69)     (0.81)     (0.93)          (0.21)
                                                    -------------   --------   --------   --------     --------------
Net asset value, end of period....................     $13.55       $ 12.37    $ 12.72    $ 12.77         $ 12.00
                                                    -------------   --------   --------   --------     --------------
                                                    -------------   --------   --------   --------     --------------
Total return......................................      17.89%         2.87%      6.21%     14.49%          (2.33)%+

Ratios/supplemental data:
Net assets, end of period (thousands).............     $11,201      $10,016    $ 6,564    $ 1,153         $   751
Ratio of expenses to average net assets:
  Before expense reimbursement....................       2.76%         3.15%      8.21%     21.52%***       40.78%**
  After expense reimbursement.....................       0.75%         0.75%      1.31%      1.73%           1.75%**
Ratio of net investment income to average net
  assets:
  Before expense reimbursement....................       2.44%         2.67%     (1.76)%   (14.26)%        (34.18)%**
  After expense reimbursement.....................       4.46%         5.07%      5.14%      5.53%           4.86%**
Portfolio turnover rate...........................     166.72%       185.55%    296.51%    202.54%          46.15%

*          Commencement of operations
+          Not annualized
**         Annualized
***        Includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended
           December 31, 1995, the ratio of expenses to average net assets before expense reimbursement would have been 21.68%

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
             GUINNESS FLIGHT WIRED-REGISTERED TRADEMARK- INDEX FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

Guinness Flight Investment Funds (the "Funds"), a Delaware business trust, was organized on April 28, 1997 and registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Currently, the Funds offer seven separate series portfolios: Guinness Flight Asia Blue Chip Fund (the "Asia Blue Chip Fund") whose objective is long-term capital appreciation, Guinness Flight Asia Small Cap Fund (the "Asia Small Cap Fund") whose objective is long-term capital appreciation, Guinness Flight China & Hong Kong Fund (the "China & Hong Kong Fund") whose objective is long-term capital appreciation, Guinness Flight Mainland China Fund ("Mainland China Fund") whose objective is long-term capital appreciation, Guinness Flight New Europe Fund ("New Europe Fund") whose objective is long-term capital appreciation, Guinness Flight Wired-Registered Trademark- Index Fund ("Wired-Registered Trademark-Index Fund") whose objective is long-term capital appreciation, and the Guinness Flight Global Government Bond Fund (the "Global Government Bond Fund") whose objective is to provide current income and capital appreciation (collectively, the "Funds"). The China & Hong Kong and Global Government Bond Funds began operations on June 30, 1994, the Asia Blue Chip and Asia Small Cap Funds began operations on April 29, 1996, the Mainland China Fund began operations on November 3, 1997, the New Europe Fund began operations on November 23, 1998 and the Wired-Registered Trademark- Index Fund began operations on December 15, 1998.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles.

    A. SECURITY VALUATION. Investments in securities traded on a primary exchange are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange for which there has been no sale are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Due to the inherent uncertainty of valuation, those estimated values of not readily marketable securities may differ significantly from the values that would have been used had a ready market for the

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
             GUINNESS FLIGHT WIRED-REGISTERED TRADEMARK- INDEX FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
securities existed, and the differences could be material. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

    U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at their current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60 day period that this amortized cost basis does not represent fair value.

    Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

    Interest income is translated at the exchange rates that existed on the dates the income was accrued. Exchange gains and losses related to interest income are included in "realized gain (loss) from foreign currency" on the accompanying Statements of Operations.

    B. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The funds may utilize forward foreign currency exchange contracts ("forward contracts") under which they are obligated to exchange currencies at specific future dates and at specified rates, and are subject to the risks of foreign exchange fluctuations. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as "unrealized appreciation (depreciation) on foreign currency". The Funds record realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.

    C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS. As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
             GUINNESS FLIGHT WIRED-REGISTERED TRADEMARK- INDEX FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    D. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provisions are required.

    As of December 31, 1998 for Federal income tax purposes, the following funds have capital loss carryforwards available to offset future realized capital gains: the Asia Blue Chip Fund has capital loss carryforward of $3,689,792, of which $532,335 expires in year 2005 and $3,157,457 expires in year 2006, the Asia Small Cap Fund has capital loss carryforward of $80,850,770, of which $17,996,189 expires in year 2005 and $62,854,581 expires in year 2006, the China & Hong Kong Fund has capital loss carryforward of $70,290,227 expiring in year 2006 and the Mainland China Fund has capital loss carryforward of $2,515,925 expiring in year 2006. To the extent that such carryforwards are used, no capital gains distributions will be made.

    E. EQUALIZATION. The Global Government Fund follows the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of redemptions of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of the Fund's shares.

    F. DEFERRED ORGANIZATION COSTS. The China & Hong Kong Fund and the Global Government Bond Fund have each incurred expenses of $58,785 in connection with their organization. The Asia Blue Chip Fund and the Asia Small Cap Fund have each incurred expenses of $8,745 in connection with their organization. The Mainland China Fund has incurred an expense of $23,338 in connection with its organization. These costs have been deferred and are being amortized on a straight line basis over a period of sixty months from the date the Funds commenced investment operations. In the event that any of the initial shares of the Funds are redeemed by their holders during the period of amortization of the Funds' organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of those shares outstanding at the time of redemption.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
             GUINNESS FLIGHT WIRED-REGISTERED TRADEMARK- INDEX FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    G. CONCENTRATION OF RISK. The Asia Blue Chip Fund and Asia Small Cap Fund invest substantially all of their assets in the Asian continent. The China & Hong Kong Fund and Mainland China Fund invest substantially all of their assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The New Europe Fund invests substantially all of its assets in companies located in Europe or that conduct the majority of their business activities in Europe. The consequences of political, social or economic changes in the countries in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts. The Wired-Registered Trademark-Index Fund invests substantially all of its assets in securities of companies that comprise the Wired-Registered Trademark- Index.

    In 1998, Malaysian government implemented certain foreign exchange control measures which included the requirement for portfolio capital to be in Malaysia for at least 12 months prior to repatriation. These restrictions affected the liquidity and valuation of Malaysian securities. On December 31, 1998, the Asia Blue Chip Fund and Asia Small Cap Fund held $541,580 and $2,609,162 in investments of Malaysian securities, respectively. These investments were valued at their fair values as determined in good faith by the Board of Trustees of the Funds. On February 4, 1999, the 12 month holding rule was replaced with a graduated levy on the repatriation of capital invested.

    H. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

    I. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Funds account for and report distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN AND RETURN OF CAPITAL DISTRIBUTION BY INVESTMENT COMPANIES. Distributions of net investment income and realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as wash sales, net operating losses, capital loss carryforwards and net realized loss on foreign currency transactions. In the event that

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
             GUINNESS FLIGHT WIRED-REGISTERED TRADEMARK- INDEX FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
distributions exceed the aggregate amount of undistributed net investment income and net realized gains, the excess distribution is reclassified as a reduction of paid-in capital, thus reducing the tax basis of shareholders' interests in the Funds. For the year ended December 31, 1998, reclassification among the components of net assets are as follows:

                                         UNDISTRIBUTED NET     PAID-IN
                                         INVESTMENT INCOME     CAPITAL
                                         -----------------  --------------
Asia Small Cap Fund                         $   150,850      $   (150,850)
New Europe Fund                             $        97      $        (97)
Global Government Bond Fund                 $    30,960      $    (30,960)

NOTE 3 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Guinness Flight Investment Funds, on behalf of each Fund, entered into an Investment Advisory Agreement with Guinness Flight Investment Management Limited (the "Advisor"), to provide the Funds with investment management services. The Advisor furnished all investment advice, office space and certain administrative services and provides certain personnel needed by the Funds. As compensation for its services, the Advisor was entitled to a monthly fee equal to the following annual percentages of daily average net assets:

Asia Blue Chip Fund                1.00%
Asia Small Cap Fund                1.00%
China & Hong Kong Fund             1.00%
Mainland China Fund                1.00%
New Europe Fund                    1.00%
Wired-Registered Trademark- Index  0.90% on the 1st $100 million
  Fund                             0.75% on the next $100-$500
                                   million and 0.60% on assets
                                   greater than $500 million
Global Government Bond Fund        0.75%

    The Funds are responsible for their own operating expenses. The Advisor and Administrator have agreed to reimburse each Fund to the extent necessary so that its ratio of

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
             GUINNESS FLIGHT WIRED-REGISTERED TRADEMARK- INDEX FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
operating expenses to average daily net assets will not exceed the following levels. Expenses reimbursed from the Advisor for the year ended December 31, 1998 are stated in the Funds' Statement of Operations:

Asia Blue Chip Fund                1.98%
Asia Small Cap Fund                1.98%
China & Hong Kong Fund             1.98%
Mainland China Fund                1.98%
New Europe Fund                    1.98%
Wired-Registered Trademark- Index
  Fund                             1.35%
Global Government Bond Fund        0.75%

    The cumulative unreimbursed amounts paid by the Advisor on behalf of the Funds from their inception to December 31, 1998, are as follows:

Asia Blue Chip Fund                          $ 364,310
Asia Small Cap Fund                          $ 181,002
Mainland China Fund                          $ 172,288
New Europe Fund                              $   1,814
Wired-Registered Trademark- Index Fund       $   1,214
Global Government Bond Fund                  $ 862,600

    Effective December 31, 1997, the Advisor agreed to amend the expense reimbursement agreement to limit the period within which the Advisor may recoup the above amounts from the Funds to no later than December 31, 2002, and subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations. In addition, the possible recoupment period of any expense reimbursements in each year subsequent to 1997 will be limited to five years from the year of the reimbursement, and subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations.

    Investment Company Administration, L.L.C. (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Funds' expense

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
             GUINNESS FLIGHT WIRED-REGISTERED TRADEMARK- INDEX FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
accruals. For its services, the Administrator receives an annual fee equal to 0.25% of the Funds' average daily net assets, subject to a $40,000 annual minimum for the China & Hong Kong Fund, and $100,000 allocated on average daily net assets of the Asia Blue Chip Fund, Asia Small Cap Fund, Mainland China Fund, New Europe Fund, and the Global Government Bond Fund. The Wired Index Fund pays an annual fee equal to 0.05% of the Fund's average daily net assets, subject to a $20,000 annual minimum.

    First Fund Distributors, Inc. (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

    Certain officers of the Funds are also officers and/or Directors of the Advisor, Administrator and Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding U.S. Government obligations and short-term investments, for the year ended December 31, 1998 were:

FUND                                                     PURCHASES        SALES
-----------------------------------------------------  -------------  -------------
Asia Blue Chip Fund                                    $   7,924,333  $   5,349,934
Asia Small Cap Fund                                    $  26,253,881  $  51,992,242
China & Hong Kong Fund                                 $ 165,773,478  $ 204,948,901
Mainland China Fund                                    $  18,448,851  $   9,245,636
New Europe Fund                                        $     324,202             --
Wired-Registered Trademark- Index Fund                 $   8,604,587  $       9,970
Global Government Bond Fund                            $   9,533,198  $   9,666,935

    Purchases and sales of U.S. Government obligations by the Global Government Bond Fund were $5,911,550 and $5,046,394, respectively.

NOTE 5 - LINE OF CREDIT

The Funds have a $50 million committed line of credit with a bank that expires on June 15, 1999. The interest rate on the line of credit is the bank's base rate, as revised from time to time, 6.25% at December 31, 1998.

NOTE 6 - FORWARD FOREIGN CURRENCY CONTRACTS

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
             GUINNESS FLIGHT WIRED-REGISTERED TRADEMARK- INDEX FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

At December 31, 1998 the Funds had entered into forward foreign currency contracts which obligated the Funds to exchange currencies at specified future dates. At the maturity of a forward contract, the Funds may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due are netted against the forward value of the currency to be delivered by the Funds and the net amount is shown as a receivable or payable in the financial statements. Open forward foreign currency exchange contracts at December 31, 1998 were as follows:

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
             GUINNESS FLIGHT WIRED-REGISTERED TRADEMARK- INDEX FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                     GUINNESS FLIGHT ASIA SMALL CAP FUND

                                                                            UNREALIZED
                                                                 DELIVERY      GAIN/
  CURRENCY     RECEIVABLE          CURRENCY DELIVERABLE            DATE       (LOSS)
---------------------------------------------------------------------------------------
  US$              64,349  Hong Kong Dollar 498,658               01/04/99   $     (13)
  US$             852,078  Singapore Dollar 1,413,853             01/06/99      (4,823)
                                                                            -----------
                           Total Forward Contracts                           $  (4,836)
                                                                            -----------
                                                                            -----------

                    GUINNESS FLIGHT CHINA & HONG KONG FUND

                                                                            UNREALIZED
                                                                 DELIVERY      GAIN/
  CURRENCY     RECEIVABLE          CURRENCY DELIVERABLE            DATE       (LOSS)
---------------------------------------------------------------------------------------
  US$           3,143,154  Hong Kong Dollar 24,357,873            01/05/99   $    (703)
                                                                            -----------
                           Total Forward Contracts                           $    (703)
                                                                            -----------
                                                                            -----------

                     GUINNESS FLIGHT MAINLAND CHINA FUND

                                                                            UNREALIZED
                                                                 DELIVERY      GAIN/
  CURRENCY     RECEIVABLE          CURRENCY DELIVERABLE            DATE       (LOSS)
---------------------------------------------------------------------------------------
  US$               3,563  Hong Kong Dollar 27,609                01/04/99   $      (1)
  US$             113,803  Hong Kong Dollar 881,915               01/05/99         (25)
                                                                            -----------
                           Total Forward Contracts                           $     (26)
                                                                            -----------
                                                                            -----------

                       GUINNESS FLIGHT NEW EUROPE FUND

                                                                            UNREALIZED
                                                                 DELIVERY      GAIN/
  CURRENCY     RECEIVABLE          CURRENCY DELIVERABLE            DATE       (LOSS)
---------------------------------------------------------------------------------------
  US$              13,723  British Pound Sterling 8,186           01/05/99   $    (128)
                                                                            -----------
                           Total Forward Contracts                           $    (128)
                                                                            -----------
                                                                            -----------

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
             GUINNESS FLIGHT WIRED-REGISTERED TRADEMARK- INDEX FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

                                                                            UNREALIZED
                                                                 DELIVERY      GAIN/
  CURRENCY     RECEIVABLE          CURRENCY DELIVERABLE            DATE       (LOSS)
---------------------------------------------------------------------------------------
  US$           4,820,362  Deutsche Mark 8,047,506                03/04/99   $  75,889
  US$             428,595  Belgian Franc 14,929,952               03/04/99      (4,801)
  US$             221,325  Spanish Peseta 31,820,765              03/04/99      (3,286)
  US$             430,280  French Franc 2,359,336                 03/04/99       6,985
  US$             900,872  British Pound Sterling 543,665         03/04/99        (356)
  US$           4,055,175  Japanese Yen 498,754,019               03/04/99      98,689
  US$             428,835  Netherlands Guilder 815,983            03/04/99      (6,840)
  US$             185,000  European Currency Unit 158,268         03/04/99       1,221
  US$             299,925  French Franc 1,651,178                 05/12/99      (2,470)
  US$             553,243  British Pound Sterling 333,000         05/12/99      (1,795)
  US$             282,000  Japanese Yen 32,119,800                05/12/99       6,992
  US$              22,454  Netherlands Guilder 42,123             05/12/99        (117)
  US$             343,393  European Currency Unit 287,280         05/12/99       2,809
  US$              23,695  Belgian Franc 812,755                  05/12/99          33
  US$           1,918,732  Deutsche Mark 3,178,282                05/12/99      (3,844)
  US$             242,477  Spanish Peseta 33,817,800              05/12/99      (2,904)
                                                                            -----------
                           Total Forward Contracts                           $ 166,205
                                                                            -----------
                                                                            -----------

NOTE 7 - FUTURES CONTRACTS

Each Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, a Fund is required to make a deposit of an initial margin with its custodian in a segregated account. Subsequent payments (daily variation margin), which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by a Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and a Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
             GUINNESS FLIGHT WIRED-REGISTERED TRADEMARK- INDEX FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate the futures transaction. During the period ended June 1998 the China & Hong Kong Fund entered into futures contracts which resulted in net realized losses of $1,315,976. There was no other futures trading activity during the year. At December 31, 1998, there were no open futures contracts.

NOTE 8 - YEAR 2000 ISSUE (Unaudited)

Like other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the advisor/ administrator and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 issue." The advisor and administrator are taking steps that it believes are reasonably designed to address the Year 2000 issue with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by each Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the funds. For the year ended December 31, 1998, the Funds incurred no significant year 2000 related expenses and do not expect to incur significant year 2000 expenses in the future.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
GUINNESS FLIGHT INVESTMENT FUNDS

    We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Guinness Flight Investment Funds, comprising respectively, the Guinness Flight Asia Blue Chip Fund, Guinness Flight Asia Small Cap Fund, Guinness Flight China & Hong Kong Fund, Guinness Flight Mainland China Fund, Guinness Flight New Europe Fund, Guinness Flight Wired-Registered Trademark- Index Fund and Guinness Flight Global Government Bond Fund (collectively, the "Funds"), as of December 31, 1998, the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the four fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Guinness Flight China & Hong Kong Fund and Guinness Flight Global Government Bond Fund for the period from June 30, 1994 (commencement of operations) through December 31, 1994, were audited by other auditors whose report dated February 8, 1995 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Guinness Flight Investment Funds as of December 31, 1998, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the four fiscal years in the period then ended in conformity with generally accepted accounting principles.

  [ERNST & YOUNG SIGNATURE]

Los Angeles, California
February 10, 1999

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GUINNESS FLIGHT CONTACT INFORMATION

Shareholder Service Line  800-915-6566
Automated OneCall Center 800-915-6564

Web Site www.gffunds.com


MC40 102 123198